As filed with the Securities and Exchange Commission on February 25, 1997
                                                      Registration No. 33-45758
                                       Investment Company Act File No. 811-6566



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM N-1A
                            REGISTRATION STATEMENT
                                    Under
                          THE SECURITIES ACT OF 1933
                                                                           [x]
                        Pre-Effective Amendment No.
                                                                           | ]
                        Post-Effective Amendment No. 6
                                                                           [x]
                                    and/or
                            REGISTRATION STATEMENT
                                    Under
                      THE INVESTMENT COMPANY ACT OF 1940
                                                                           [x]
                               Amendment No. 7
                                                                           [x]
                      (Check appropriate box or boxes.)
                  Phoenix Multi-Sector Short Term Bond Fund
              (Exact Name of Registrant as Specified in Charter)


               101 Munson Street, Greenfield, Massachusetts 01301
               (Address of Principal Executive Offices) (Zip Code)

        c/o Phoenix Equity Planning Corporation--Shareholder Services
                                (800) 243-1574
             (Registrant's Telephone Number including Area Code)

                          Philip R. McLoughlin, Esq.
                  Vice Chairman and Chief Executive Officer
                      Phoenix Duff & Phelps Corporation
                              56 Prospect Street
                         Hartford, Connecticut 06115
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
|X| on February 28, 1997 pursuant to paragraph (b)
| | 60 days after filing pursuant to paragraph (a)(1)
| | on           pursuant to paragraph (a)(1)
| | 75 days after filing pursuant to paragraph (a)(2)
| | on           pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                      Declaration Pursuant to Rule 24f-2


Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended on October 31, 1996 was filed by Registrant with the Commission on December 28, 1996.

                  PHOENIX MULTI-SECTOR SHORT TERM BOND FUND

                            Cross Reference Sheet
                             Required by Rule 495
                       Under the Securities Act of 1933

                                    PART A
                      Information Required in Prospectus

Item Number                                         Prospectus Caption
-----------                                         ------------------
1.      Cover Page                                   Cover Page
2.      Synopsis                                     Introduction
3.      Condensed Financial Information              Financial Highlights
4.      General Description of Registrant            Cover Page, Introduction; Investment Objective and Policies;
                                                     Additional Information
5.      Management of the Fund                       Management of the Fund
6.      Capital Stock and Other Securities           Dividends, Distributions and Taxes; Net Asset Value; How to
                                                     Buy Shares; Additional Information
7.      Purchase of Securities Being Offered         Net Asset Value; How to Buy Shares; Alternative Sales
                                                     Arrangement; Distribution Plans; Investor Accounts and
                                                     Services Available
8.      Redemption or Repurchase                     How to Redeem Shares
9.      Pending Legal Proceedings                    Not Applicable

                                    PART B
         Information Required in Statement of Additional Information

Item Number                                         Statement of Additional Information
-----------                                         ------------------------------------
10.      Cover Page                                  Cover Page
11.      Table of Contents                           Table of Contents
12.      General Information and History             Cover Page; General Information
13.      Investment Objectives and Policies          Cover Page; Investment Objective;
                                                     Investment Policies; Investment
                                                     Restrictions
14.      Management of the Fund                      Services of the Adviser; Trustees and
                                                     Officers; Other Information
15.      Control Persons and Principal Holders       Not Applicable
         of Securities
16.      Investment Advisory and Other Services      Services of the Adviser
17.      Brokerage Allocation                        Portfolio Transactions and Brokerage
18.      Capital Stock and Other Securities          Net Asset Value; How to Buy Shares
19.      Purchase, Redemption and Pricing of         Net Asset Value; How to Buy Shares;
         Securities Being Offered                    Exchange Privileges; How to Redeem Shares
20.      Tax Status                                  Dividends, Distributions and Taxes
21.      Underwriters                                The Distributor
22.      Calculation of Performance Data             Performance Information
23.      Financial Statements                        Financial Statements

                                    PHOENIX
                                     FUNDS

                   Phoenix Multi-Sector Short Term Bond Fund










                                                    PROSPECTUS
                                                    FEBRUARY 28, 1977

[logo] PHOENIX
       DUFF & PHELPS

                  PHOENIX MULTI-SECTOR SHORT TERM BOND FUND


                               101 Munson Street
                              Greenfield, MA 01301

                                   PROSPECTUS

                               February 28, 1997



   Phoenix Multi-Sector Short Term Bond Fund (the "Fund") is a diversified, open-end management investment company with an investment objective of providing high current income relative to short-term alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates.



   This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, Adviser or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 28, 1997, which has been filed with the Securities and Exchange Commission (the "Commission") and which is available at no charge by calling 800-243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.


   Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and involve investment risk, including possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       CUSTOMER SERVICE: (800) 243-1574
                          MARKETING: (800) 243-4361
                  TELEPHONE ORDERS/EXCHANGES: (800) 367-5877
                TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                               TABLE OF CONTENTS

                                                    Page
                                                    ----
INTRODUCTION                                          3
FUND EXPENSES                                         4
FINANCIAL HIGHLIGHTS                                  5
PERFORMANCE INFORMATION                               6
INVESTMENT OBJECTIVE AND POLICIES                     6
INVESTMENT TECHNIQUES AND RELATED RISKS              10
INVESTMENT RESTRICTIONS                              14
PORTFOLIO TURNOVER                                   14
MANAGEMENT OF THE FUND                               14
DISTRIBUTION PLANS                                   15
HOW TO BUY SHARES                                    16
INVESTOR ACCOUNTS AND SERVICES AVAILABLE             21
NET ASSET VALUE                                      23
HOW TO REDEEM SHARES                                 23
DIVIDENDS, DISTRIBUTIONS AND TAXES                   25
ADDITIONAL INFORMATION                               26
APPENDIX                                             26

                                 INTRODUCTION


   This Prospectus describes the shares offered by, and the operations of Phoenix Multi-Sector Short Term Bond Fund (the "Fund"). The Fund is a diversified, open-end management investment company established as a business trust under the laws of Massachusetts. The Fund's investment objective is to provide high current income relative to other short-term investment alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. The Fund will seek to achieve its objective by investing in the following market sectors: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (b) debt securities issued by foreign issuers, including foreign governments and their political subdivisions; and (c) high yield ("junk bonds") and investment grade fixed income securities. In pursuing its objective, except as limited below, the Fund may invest its assets in each or any combination of these market sectors in any proportion deemed advisable by the Fund's investment adviser. There can be no assurance that the Fund's objective will be achieved.



The Investment Adviser


   National Securities & Research Corporation ("National" or the "Adviser") is the investment adviser of the Fund and its professional staff selects and supervises the investments in the Fund's portfolio. National is a subsidiary of Phoenix Duff & Phelps Corporation and, prior to November 1, 1995, was an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. See "Management of the Fund" for a description of the Investment Advisory Agreement and management fees.



Distributor and Distribution Plans


   Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor") serves as National Distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Fund's transfer agent. See "The Custodian and Transfer Agent."



   The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to the distribution plan adopted for Class A Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.30% of the Fund's average daily Class A Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class A Shares and for furnishing shareholder services. Although the Class A Shares Plan continues to provide for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the Rule 12b-1 fee charged to Class A Shares to 0.25% for the fiscal year 1997. Pursuant to the distribution plan adopted for Class B Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of .75% of the Fund's average daily Class B Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class B Shares and for furnishing shareholder services. See "Distribution Plans."



Purchase of Shares


   The Fund offers two classes of shares which may be purchased at a price equal to their net asset value per share plus sales charges which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A Shares"), or (ii) on a contingent deferred basis (the "Class B Shares").


   Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company plus a maximum sales charge of 2.25% of the offering price (2.30% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares," "How to Obtain Reduced Sales Charges on Class A Shares" and "Net Asset Value."


   Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank and Trust Company with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within three years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."


   Shares of each class represent an identical interest in the investment portfolio of the Fund and generally have the same rights except that Class B Shares bear the cost of higher distribution fees which cause the Class B Shares to have a higher expense ratio and to receive lower dividends than Class A Shares. See "How to Buy Shares."


   Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


Minimum Initial and Subsequent Investments

   The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic"), and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."

Redemption Price


   Class A Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by State Street Bank and Trust Company. Class B shareholders redeeming shares within three years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."



Risk Factors

   There can be no assurance that the Fund will achieve its investment objective. In addition, special risks may be presented by the particular types of securities in which the Fund may invest. For example, the Fund may invest up to 35% of its assets in below investment grade securities (rated below BBB/Baa by Standard & Poor's Corporation and Moody's

Investor's Service, Inc.). Such securities are sometimes referred to as "junk bonds". Investing in junk bonds involves risks not typically associated with investment in higher-rated securities, including overall greater risk of non-payment of interest and principal and potentially greater sensitivity to general economic conditions and changes in interest rates. In addition, investors should consider risks inherent in foreign debt securities, including foreign exchange rate fluctuations and exchange controls. See "Investment Objective and Policies."



                                FUND EXPENSES


   The following table illustrates all fees and expenses a shareholder will incur. The fees and expenses set forth in the table are for the fiscal year ended October 31, 1996.


                                                 Class A Shares        Class B Shares
                                                 --------------        --------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                 2.25%                 None
Maximum Sales Load Imposed on Reinvested
  Dividends                                           None                  None
Deferred Sales Load (as a percentage of               None           2% during the first
  original purchase price or redemption                              year, decreasing
  proceeds, as applicable)                                           .50% annually to
                                                                     1% during the third
                                                                     year and dropping
                                                                     from 1% to 0% after
                                                                     the third year.
Redemption Fee                                        None                  None
Exchange Fee                                          None                  None
Annual Fund Operating Expenses
  (as a percentage of average net assets for
  the year ended October 31, 1996)
Management Fees                                        .55%                 .55%
12b-1 Fees                                             .25%(a)              .75%
Other Operating Expenses (After Expense
  Reimbursement) (b)                                   .20%                 .20%
                                                      -----                 ----
  Total Fund Operating Expenses                       1.00%                1.50%
                                                      =====                =====


   (a) "Rule 12b-1 Fees" represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). While the Plan for Class A shares continues to provide for a 0.30% distribution fee, the Distributor has voluntarily agreed to continue to limit the fee to 0.25% for the fiscal year 1997.



   (b) The Adviser has agreed to reimburse the Fund's operating expenses other than Management Fees and Rule 12b-1 Fees related to Class A and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended October 31, 1997, exceed .20% of the average net assets. The Total Fund Operating Expenses for Class A and Class B Shares would have been 2.19% and 2.69%, respectively, absent such waiver or reimbursement, for the fiscal year ended October 31, 1996.


                                                                    Cumulative Expenses
                                                                    Paid for the Period
Example*                                                 1 year    3 years    5 years    10 years
-------------------------------------------------------  --------  --------- --------- -----------
An investor would pay the following expenses on a
  hypothetical $1,000 investment assuming (1) 5% annual
  return and (2) redemption at the end of each time
  period:
    Class A Shares                                         $32       $54        $77        $142
    Class B Shares                                         $35       $57        $82        $153
An investor would pay the following expenses on the
  same $1,000 investment assuming (1) 5% annual return
  and (2) no redemption at the end of each time period:
    Class A Shares                                         $32       $54        $77        $142
    Class B Shares                                         $15       $47        $82        $153

*The purpose of the above table is to help the investor understand the various costs and expenses that the investor will bear, directly or indirectly. The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. See "Management of the Fund," "Distribution Plans" and "How to Buy Shares".

                             FINANCIAL HIGHLIGHTS


   The following table sets forth certain financial information for each class of shares for the Fund. This financial information has been audited by Price Waterhouse LLP, independent accountants. Their opinion and the Fund's Financial Statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (containing the report of Independent Accountants and additional information relating to Fund performance) are available at no charge by calling (800) 243-4361.



                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                                Class A
                                        ------------------------------------------------------
                                                        Year Ended                     From
                                                        October 31,                 inception
                                        ------------------------------------------  7/6/92 to
                                           1996       1995       1994      1993      10/31/92
                                         ---------  ---------  --------- --------- -----------
Net asset value, beginning of period      $  4.74    $ 4.61     $ 4.91    $ 4.83      $ 4.89
Income from investment operations
 Net investment income                       0.33(2)   0.33(2)    0.29(2)   0.32(2)     0.08(2)
 Net realized and unrealized gain
  (loss)                                     0.17      0.13      (0.26)     0.08       (0.06)
                                         ---------  ---------  --------- --------- -----------
  Total from investment   operations         0.50      0.46       0.03      0.40        0.02
                                         ---------  ---------  --------- --------- -----------
Less distributions
 Dividends from net investment income       (0.33)    (0.33)     (0.29)    (0.32)      (0.08)
 Dividends from net realized gains             --        --      (0.03)       --          --
 Tax return of capital                         --        --      (0.01)       --          --
  Total distributions                       (0.33)    (0.33)     (0.33)    (0.32)      (0.08)
                                         ---------  ---------  --------- --------- -----------
Change in net asset value                    0.17      0.13      (0.30)     0.08       (0.06)
                                         ---------  ---------  --------- --------- -----------
Net asset value, end of period            $  4.91    $ 4.74     $ 4.61    $ 4.91      $ 4.83
                                         =========  =========  ========= ========= ===========
Total return(1)                             10.91%    10.27%      0.40%     8.49%       0.40%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)     $13,702    $9,303     $9,371    $6,829      $6,531
Ratio to average net assets of:
 Operating expenses                          1.00%     1.00%      1.00%     1.00%       1.00%(4)
 Net investment income                       6.88%     7.07%      5.99%     6.39%       5.79%(4)
Portfolio turnover                            232%      344%       121%      128%          6%(4)

                                                                Class B
                                        ------------------------------------------------------
                                                        Year Ended                     From
                                                        October 31,                 Inception
                                        ------------------------------------------  7/6/92 to
                                           1996       1995       1994      1993      10/31/92
                                         ---------  ---------  --------- --------- -----------
Net asset value, beginning of period      $ 4.74     $ 4.61     $ 4.91    $ 4.83      $ 4.89
Income from investment operations
 Net investment income                      0.31(3)    0.30(3)    0.27(3)   0.30(3)     0.07(3)
 Net realized and unrealized gain
  (loss)                                    0.17       0.13      (0.26)     0.08       (0.06)
                                         ---------  ---------  --------- --------- -----------
  Total from investment   operations        0.48       0.43       0.01      0.38        0.01
                                         ---------  ---------  --------- --------- -----------
Less distributions
 Dividends from net investment income      (0.31)     (0.30)     (0.27)    (0.30)      (0.07)
 Dividends from net realized gains            --         --      (0.03)       --          --
 Tax return of capital                        --         --      (0.01)       --          --
  Total distributions                      (0.31)     (0.30)     (0.31)    (0.30)      (0.07)
                                         ---------  ---------  --------- --------- -----------
Change in net asset value                   0.17       0.13      (0.30)     0.08       (0.06)
                                         ---------  ---------  --------- --------- -----------
Net asset value, end of period            $ 4.91     $ 4.74     $ 4.61    $ 4.91      $ 4.83
                                         =========  =========  ========= ========= ===========
Total return(1)                            10.36%      9.71%     (0.03%)    8.02%       0.20%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)     $5,943     $4,659     $6,418    $3,968      $1,357
Ratio to average net assets of:
 Operating expenses                         1.50%      1.50%      1.45%     1.45%       1.45%(4)
 Net investment income                      6.38%      6.59%      5.74%     5.79%       5.30%(4)
Portfolio turnover                           232%       344%       121%      128%          6%(4)


(1) Maximum sales charges are not included in total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.06, $0.08, $0.08, $0.09 and $0.14, respectively.
(3) Includes reimbursement of operating expenses by investment adviser of $0.06, $0.08, $0.08, $0.09 and $0.21, respectively.
(4) Annualized.
(5) Not annualized.

                           PERFORMANCE INFORMATION

   The Fund may, from time to time, include its yield and total return in advertisements, sales literature or reports to current and prospective shareholders. Both yield and total return figures are computed separately for Class A and Class B Shares in accordance with formulas specified by the Securities and Exchange Commission. Yield and total return are based on historical earnings and are not intended to indicate future performance.

   The yield of the Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve-month period to derive the Fund's yield for each class.

   Standardized quotations of average annual total return for Class A and Class B Shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares over a period of 1, 5 and 10 years (or the life of the class of shares of the Fund). Standardized total return quotations reflect the deduction of a proportionate share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares or the maximum contingent deferred sales load applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees and certain incrementally lower expenses paid by Class A Shares. The Fund also may quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund.


   The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Merrill Lynch Medium Quality Corporate Short-Term Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers Fixed Income indices.



   Advertisements, sales literature and communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to a changing market and economic conditions. From time to time, the Fund may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Merrill Lynch Medium Quality Corporate Short-Term Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.


   Performance information for the Fund reflects only the performance of a hypothetical investment in Class A or Class B Shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

   The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.

                      INVESTMENT OBJECTIVE AND POLICIES


   The Fund's investment objective is to provide high current income relative to short-term investment alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. The Fund's investment objective is a fundamental policy and may not be changed without approval of the holders of a majority of the outstanding shares of the Fund. There can be no assurance that the Fund will achieve its investment objective.

   The Fund will seek to achieve its objective by investing in a diversified portfolio of fixed income securities comprised primarily of shorter-term securities having an expected remaining weighted average maturity of three years or less. The Fund will seek to achieve its objective by investing primarily in a portfolio of shorter-term securities in the following market sectors: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), (b) debt securities issued by foreign issuers, including foreign governments and their political subdivisions ("Foreign Securities"); and (c) high yield and investment grade fixed income securities. The Fund's assets generally will be invested in each fixed income sector; however, the Fund may invest any amount of its assets in any one sector (except the Fund may not invest more than 35% of its assets determined at the time of investment in foreign debt securities). The Fund may choose not to invest in a sector in order to achieve its investment objective. By following this strategy, the Fund's net asset value is anticipated to be relatively stable because, in general, broad diversification over several market sectors tends to reduce volatility. Under normal circumstances, the Fund's portfolio will be invested primarily in shorter-term fixed income securities.


   The Fund may, however, invest up to 35% of its assets in non-short-term securities of differing maturities and in preferred stock. There will be fluctuations in the Fund's net asset value per share in response to changes in the value of the securities in which the Fund invests due to changes in prevailing interest rates and other market and credit factors. It is anticipated that such fluctuations will generally be less than that of long-term securities, since the asset values of short-term securities (without regard to other market and credit factors) are typically less sensitive to interest rate movements than longer term securities.


   The Fund has no requirements regarding whether the securities it purchases must be rated. The Fund will typically invest at least 65% of its assets in Investment Grade Securities which are rated, at the time of investment, BBB or above by Standard & Poor's Corporation ("S&P"), Duff & Phelps Credit Rating Co. ("D&P") or Fitch Investor Services, Inc. ("Fitch"), or Baa or above by Moody's Investor's Service, Inc. ("Moody's") (or, in the case of unrated securities, judged by the Adviser to be of comparable quality). The Fund may invest up to 10% of its assets in High-Yield, High Risk Securities rated, at the time of investment, lower than B and as low as Caa by Moody's and CCC by S&P, D&P, or Fitch. Fixed income securities rated lower than BB by S&P or Ba by Moody's are commonly referred to as "junk bonds." The Fund may invest up to 35% of its assets in securities rated, at the time of investment, in securities rated below BBB/Baa to as low as B by S&P, D&P, Fitch or Moody's. The Fund will not invest in high yield securities rated at the time of investment lower than CCC by S&P, D&P or Fitch or lower than Caa by Moody's. Securities rated CCC by S&P are regarded by S&P as, on balance, predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. Although such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated Caa by Moody's are regarded by Moody's to be of poor standing. The Fund may, but is not obligated to, dispose of debt securities whose credit quality falls below investment grade. For a more complete description of ratings of corporate obligations, see the Appendix. See also "Risk Factors and Special Considerations."



U.S. Government Securities



   The U.S. Government Securities in which the Fund may invest are (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and time of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years) and U.S. Treasury Bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Government National Mortgage Association ("GNMA") Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (which line of credit is equal to the face value of the government obligation), (c) discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or (d) the creditworthiness of the instrumentality. The Fund may invest in U.S. Government Securities denominated in foreign currencies, such as U.S. Treasury obligations and securities issued by GNMA, FNMA, FHLMC and SLMA (each as defined below). An example of such an agency issue in which the Fund invests is PERLS (Principal Exchange Rate Linked Securities), which are bonds whose principal repayment, while paid in U.S. dollars, is linked to the level of the exchange rate between the U.S. dollar and the currency of one or more countries.



   Examples of agencies and instrumentalities that issue U.S. Government Securities in which the Fund will invest are GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), and the Student Loan Marketing Association ("SLMA"). GNMA is a wholly owned corporate instrumentality of the United States and is authorized to borrow from the U.S. Treasury without limitation to meet its payment obligations on the mortgage-backed securities which it issues and guarantees. FNMA is a federally chartered but privately owned corporation which 7 guarantees the timely payment of principal of and interest on the certificates it issues; the guarantee is not backed by the U.S. Government. FHLMC and SLMA are corporate instrumentalities of the United States which guarantee the timely payment of interest on and the ultimate payment of principal of their certificates; the guarantee is not backed by the U.S. Government. With respect to obligations issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, guarantees as to the timely payment of principal and interest do not extend to the value of the Fund's shares. In addition, the market value of U.S. Government Securities fluctuates as interest rates change.


   U.S. Government Securities in which the Fund invests may be issued by U.S. Government agencies in the form of collateralized mortgage-backed obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. Mortgages backing U.S. Government Securities may include, among others, conventional 30-year fixed-rate mortgages, graduated-payment mortgages, 15-year mortgages and adjustable-rate mortgages.


   U.S. Government Securities in which the Fund invests may be structured as mortgage pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

   Mortgage pass-through and other mortgage-related securities are sometimes referred to as "derivatives" as their value is derived from the performance or value of such underlying instruments. The value of these instruments can fluctuate to a greater degree than other debt securities in response to changes in interest rates and under some circumstances the markets for these securities can be less liquid. Mortgage-backed securities may also be subject to prepayment risk. Prepayment rates are important because of their effect on the yield and price of these securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the specific pattern of prepayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of the relevant mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount), and may cause a loss of principal, because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase pass-through securities at a premium or at a discount.

   Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Therefore, pass-through securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of the risk of prepayment. Changes in the value of such securities will not affect interest payments from those obligations but will be reflected in the Fund's net asset value.

Foreign Securities


   The Foreign Securities in which the Fund may invest are issued by foreign issuers in developed countries considered creditworthy by the Adviser and in so called emerging markets. The Fund will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. Government obligations, are generally guaranteed as to principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not, or will be unable to, meet its obligations. The Fund may also purchase securities of non-governmental issuers considered creditworthy by the Adviser. For a discussion of the risk considerations of investing in foreign securities, see "Risk Factors and Special Considerations". While 35% or less of the Fund's assets normally will be invested in foreign securities, the overall percentage invested and the allocations among specific foreign securities will vary depending upon the relative yields of such securities, the relative strength of the economies and financial markets of eligible issuers and the expected trends in the value of foreign currencies compared to the U.S. dollar. The Fund will make this comparative analysis based on a review of economic, financial, political 8 and other relevant information reasonably available to it. The Fund may hold foreign currency deposits or buy and sell foreign currency contracts
(including forward and swap contracts) in order to protect against decreases in the U.S. dollar value of foreign securities. The Fund's investment restrictions provide that it will not acquire a security if, as a result, the Fund would have 25% or more of the value of its total assets invested in the securities of any one industry. A foreign government will be treated as an industry for purposes of this restriction. See "Investment Restrictions" in the Statement of Additional Information.

Investment Grade Securities

   Investment Grade Securities of domestic issuers in which the Fund may invest include the following types of debt obligations of varying maturities ("Debt Obligations"): bonds, debentures, notes, municipal bonds, zero coupon bonds, convertible securities, equipment lease certificates, equipment trust certificates, commercial and residential pass-through securities and other mortgage-related securities deemed appropriate by the Adviser, collateralized mortgage obligations issued by private issuers ("private label CMOs"), conditional sales contracts and commercial paper (including obligations secured by such instruments).

   Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

   Mortgage pass-through securities created by non-governmental issuers
(such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

   The Investment Grade Securities that the Fund may purchase consist of securities rated Aaa/AAA, AA/AA, A/A and Baa/BBB (the top four rating categories) by Moody's, S&P, D&P or Fitch, respectively. Securities rated Baa by Moody's or BBB by S&P are medium grade investment obligations. Moody's describes securities rated Baa as having speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, in the case of such obligations, than is the case for higher grade securities. See the Appendix for a complete description of ratings of corporate obligations. The Fund may invest in Investment Grade Securities of U.S. issuers that are denominated in foreign currencies. Such securities shall not be counted for purposes of the 35% limit applicable to Foreign Securities. The Fund may hold foreign currency deposits or buy and sell foreign currency contracts (including forward and swap contracts) in order to protect against decreases in the U.S. dollar value of such securities.

High Yield-High Risk Securities

   High Yield-High Risk Securities in which the Fund may invest are preferred or preference stock and debt obligations rated below investment grade by the established rating agencies and unrated securities deemed to be of comparable quality, which the Adviser believes will produce a relatively high yield compared to short-term investments. These lower-rated and comparable unrated securities, while selected for their relatively high yield, may be subject to greater fluctuations in market value and greater risks of loss of income and principal than higher-rated securities. High yields often reflect the greater risks associated with the securities that offer such yields. Because of these greater risks, high yield securities often carry lower ratings. They are also colloquially known as "junk bonds."

   The Adviser evaluates the purchase of high yield securities for the Fund primarily through the exercise of its own investment and credit analysis and on the ratings assigned by the rating agencies. The Adviser seeks to reduce risk resulting from fluctuations in market value and limit fluctuations in the net asset value per share of the Fund through diversification and by attention to current developments and trends in both the economy and financial markets. The Fund will invest only in the high yield securities of issuers which the Adviser believes will continue to meet principal and interest payments.

   The Fund may invest in high yield securities of domestic issuers which are denominated in foreign currencies. Any such securities shall not be counted for purposes of the 35% limit applicable to foreign securities. The Fund may hold foreign currency deposits or buy and sell foreign currency contracts (including forward and swap contracts) in order to protect against decreases in the U.S. dollar value of such securities.

   High yield securities may also include increasing rate notes. Increasing 9 rate notes are high yield, high risk securities with maturities ranging from two to five years, whose interest rates increase under specified conditions. They are issued as temporary financing with the intent of being replaced or refinanced within six months to two years after issuance.

   The Fund's investments in high yield securities will be limited to not more than 35% of its assets. This restriction applies at the time of investment and any subsequent change in the percentage due to changes in market value of portfolio securities or other changes in the total assets will not be considered a violation of this restriction. Because of the additional risks associated with investments in these securities, an investor may wish to consider carefully the manner in which the Fund seeks its objective, and the investor's ability to assume these risks, before investing in the Fund.

                   INVESTMENT TECHNIQUES AND RELATED RISKS

   In addition to the investment policies described above, the Fund may utilize the following investment practices or techniques.

Hedging

   General Policies. To preserve a return or spread on a particular investment or portion of its portfolio, the Fund may enter into various hedging transactions, such as interest rate swaps, and the purchase or sale of interest rate collars, caps and floors. Hedging transactions may also be used to attempt to protect against possible declines in the market value of the Fund's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any hedging transaction is a function of market conditions. The hedging transactions that the Fund currently contemplates using are described in more detail below. Further hedging transactions may be used by the Fund in the future as they are developed or deemed by the Trustees to be appropriate, and to be in the best interest of investors in the Fund. The Fund intends to use these transactions as a hedge against interest rate fluctuations and not as speculative investments. The Fund reserves the right, but has no current intention, to enter into futures contracts, and to write and purchase options, including foreign currency options and over-the-counter options.


   Interest Rate Transactions. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.



   When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of the when-issued or forward commitment securities will be established and maintained with the Custodian. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. Typically no income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn income on securities it has deposited in a separate account. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued purchases are outstanding, the when-issued purchases may result in a form of leverage, which magnifies the potential for gain or loss and increases the speculative nature of the Fund. The Trustees, however, do not believe the Fund's net asset value or income will be exposed to additional risk as the result of when-issued purchases. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund presently intends to enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

Repurchase Agreements

   The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed-upon date. These agreements may be made with respect to those U.S. Government Securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral will be marked to market daily.

   Repurchase agreements facilitate portfolio management and allow the Fund to earn additional revenue. The Fund enters into repurchase agreements in order to increase liquidity or as a temporary investment while the Fund is acquiring suitable long term investments. The Fund may enter into repurchase agreements with (i) depository institutions ("banks") and (ii) securities dealers ("dealers"), provided that such banks or dealers meet the creditworthiness standards established by the Trustees. The Adviser will monitor the continued creditworthiness of banks and dealers, subject to oversight by the Trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. To minimize the risk, the securities underlying the repurchase agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest.

Reverse Repurchase Agreements and Dollar Roll Agreements


   The Fund may enter into reverse repurchase agreements and dollar roll agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, the Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Reverse repurchase agreements and dollar roll agreements are considered a form of borrowing. At the time the Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will establish and maintain a segregated account with its Custodian containing any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, having a value not less than the repurchase price (including accrued interest). The Fund's ability to enter into reverse repurchase agreements and dollar roll agreements is limited by the requirement to maintain assets in segregated accounts, by requirements relating to the Fund's status as a regulated investment company under the Code, and by the Fund's overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, they may be deemed to be "illiquid" and subject to the Fund's overall limitations on investment in illiquid securities.


   While the use of reverse repurchase agreements and dollar roll agreements creates opportunities for increased income, the use of these agreements may cause losses. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the price at which the Fund is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.

U.S. Treasury and Corporate Zero Coupon Securities

   The Fund may invest from time to time in U.S. Treasury and corporate zero coupon securities. Zero coupon securities are issued and traded at a discount from their face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities and prevailing interest rates. The market prices of U.S. Treasury zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are more likely to respond to changes in interest rates to a greater degree than do bonds on which regular cash payments of interest are being made that have similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon securities. Because the Fund will not receive on a current basis cash payments in respect of accrued original issue discount on zero coupon securities during the period before maturity, the Fund will distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code. The Fund will not invest more than 3% of its assets in zero coupon securities. See "Dividends, Distributions and Taxes."

Lending of Securities

   The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. government securities or other liquid high-quality debt securities, or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Trustees) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in liquid high-grade portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 5% of the value of its total assets or lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Trustees will monitor the Fund's lending of portfolio securities.

Illiquid Securities


   The Fund will not invest more than 15% of its net assets (taken at market value at the time of the investment) in "illiquid securities." For this purpose, illiquid securities include: securities subject to legal or contractual restrictions on resale (which may include private placements); repurchase agreements maturing in more than seven days; certain options traded over-the-counter that the Fund has purchased; certain securities being used to cover options a Fund has written; certain positions in interest-rate swaps, or interest-rate caps, collars, or floors; certain private issue interest-only and principal-only stripped securities; securities for which market quotations are not readily available; or other securities which legally or in the Adviser's or Trustees' opinion may be deemed illiquid. In determining whether a Rule 144A security is liquid, the Trustees may take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). Dollar roll transactions may be for terms ranging between one and six months and may be deemed to be "illiquid" and subject to the Fund's overall limitations on investment in illiquid securities.



Loan Participations

   The Fund may invest up to 5% of its net assets, determined at the time of investment, in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. The principal credit risk associated with acquiring participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Borrowing


   As a fundamental policy, the Fund may borrow money from banks to the extent permitted under the 1940 Act. The Fund does not intend at present to borrow money from banks or financial institutions other than for emergency or extraordinary purposes. The Fund will not borrow in excess of 10% of total assets or make additional investments when its borrowings are in excess of 5% of its total assets. If the Fund should determine to expand its ability to borrow beyond this current operating policy, the Prospectus would be amended and shareholders would be notified. Reverse repurchase agreements and dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund's entry into such transactions is subject to the Fund's overall limitations on borrowing.



Risk Factors and Special Considerations
High Yield-High Risk Securities


   High yield, high risk securities generally involve a greater volatility of price and risk of nonpayment of principal and interest than securities in higher rating categories and yields on these securities fluctuate over time. Factors adversely impacting the market value of high yield securities will adversely impact the Fund's net asset value to the extent the Fund's assets are invested in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other debt of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.


   The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for high yield securities does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, on the Fund's net asset value, and on the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or on the Fund's ability to respond to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers of prices for actual sales. While all these considerations are generally relevant to many high yield securities, they may be particularly relevant to securities which represent, for example, the right to receive only the interest payments ("IOs") to be made on a particular security. The yield and value of IOs can be very sensitive to the rate of principal payments on the debt security as well as to various market factors. IOs issued by private issuers are generally considered illiquid. Government-issued IOs backed by fixed-rate mortgages may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market.


   From time to time, proposals have been discussed and legislation adopted designed to limit the use of certain high yield securities by issuers in connection with leveraged buyouts, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. For example, under a provision of the Internal Revenue Code (the "Code") enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount).



   The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Accordingly, these lower rated securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB or Baa, ratings which are considered investment grade, possess some speculative characteristics.


   While credit rating agencies evaluate the safety of principal and interest payments, they do not evaluate market value risk of high yield securities. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect subsequent events. Accordingly, investing in lower rated securities places more importance on the ability of the Adviser than does investing in higher quality fixed-income securities. The Adviser will base its investment decisions for the Fund on its own determination of reasonable investment risk and reward. The Adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of (i) general economic and financial conditions; (ii) a specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, and (e) fair market value of assets; and (iii) such other considerations as the Adviser may deem appropriate.

Foreign Securities


   Under normal conditions, up to 35% of the Fund's assets may be invested in foreign securities. Less public information may be available to the Adviser concerning issuers of foreign securities as compared to equivalent domestic issuers. In certain instances, there may be less government regulation of stock exchanges, brokers and banks in foreign countries than in the United States. In addition, differences exist among U.S. and foreign issuers with respect to growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In investing in bonds denominated in foreign currencies, the Fund will be subject to the risk of currency fluctuations. Foreign currencies may be affected by revaluation, future adverse political and economic developments, and governmental restrictions. The values of foreign investments and the investment income derived from them also may be adversely affected by changes in currency values and currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed at a later date.



   Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Fund may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.



Securities Denominated in Foreign Currencies

   In investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the value of the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible to U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.


   Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Fund's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term.


   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar-denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

                           INVESTMENT RESTRICTIONS

   Not more than 25% of the total assets of the Fund will be concentrated in the securities of any one industry. The Fund may not, with respect to 75% of the total assets of the Fund, invest more than 5% of the value of its total assets in the securities of any one issuer, or, with respect to 100% of the total assets of the Fund, own more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government obligations). See the Statement of Additional Information for a detailed description of all of the Fund's investment restrictions.

                              PORTFOLIO TURNOVER


   A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-up or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate will not be a limiting factor when the Adviser deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate may increase if the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position. A high turnover rate involves greater expenses to the Fund and could involve realization of capital gains that would be taxable to the shareholders. Portfolio turnover rates for the fiscal years of the Fund are shown in the section "Financial Highlights."



                            MANAGEMENT OF THE FUND


   The Fund is a mutual fund, known as an open-end management investment company. The Trustees of the Fund ("Trustees") are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on Trustees by the 1940 Act and the laws of the Commonwealth of Massachusetts.



The Adviser


   The Fund's investment adviser is National Securities & Research Corporation (the "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115. The Adviser is a subsidiary of Phoenix Duff & Phelps Corporation of Chicago, Illinois. Prior to November 1, 1995, the Adviser was an indirect, wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a majority shareholder of Phoenix Duff & Phelps Corporation. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06115. Phoenix Duff & Phelps Corporation is a New York Stock Exchange traded company that provides various financial advisory services to institutional investors, corporations and individuals through operating subsidiaries. The Adviser also acts as the investment adviser or manager for Phoenix Income and Growth Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix California Tax-Exempt Bonds, Inc., Phoenix Strategic Equity Series: Phoenix Equity Opportunities Fund and Phoenix Worldwide Opportunities Fund. The Adviser currently has approximately $1.7 billion in assets under management. The Adviser has acted as an investment adviser for over sixty years.



   As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is payable monthly by the Fund. The monthly fee is computed at an annual rate of .55% of the Fund's average daily net assets up to $1 billion; .50% of the Fund's average daily net assets between $1 billion and $2 billion; and .45% on the average daily net assets in excess of $2 billion. The Adviser's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly. The ratio of management fees to average net assets for the fiscal year ended October 31, 1996 for Class A Shares and Class B Shares was
 .55%.



The Portfolio Manager


   Mr. David L. Albrycht has been the Portfolio Manager of the Fund since August 1993. As such, Mr. Albrycht is primarily responsible for the day to day management of the Fund's portfolio. Since April of 1993, Mr. Albrycht has also been the Portfolio Manager of the Phoenix Diversified Income Portfolio of the Phoenix Multi-Portfolio Fund, advised by Phoenix Investment Counsel, Inc. ("PIC"), an affiliate of National. Mr. Albrycht is Vice President of Phoenix Multi-Sector Fixed Income Fund, Inc. and assumed full management of the Fund August 1995. Mr. Albrycht is Managing Director, Fixed Income of PIC and National and has held various investment management positions with Phoenix Home Life during the past five years. Since May 14, 1993, he has served as Investment Officer of National.

The Financial Agent


   Equity Planning acts as financial agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. As compensation, Equity Planning is entitled to a fee, payable monthly and based upon (a) the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates:


 First $100 million                   .05 %
 $100 million to $300 million         .04 %
 $300 million to $500 million         .03 %
 Greater than $500 million            .015%


(b) a minimum fee based on the predominant type of assets of the Fund; and
(c) an annual fee of $12,000 together with an additional $12,000 for any additional class of shares created in the future.



   For its services during the Fund's fiscal year ended October 31, 1996, Equity Planning received $4,717, or 0.03% of average net assets.



The Custodian and Transfer Agent

   The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian"). The Fund has authorized the custodian to appoint one or more subcustodians for the assets of the Fund held outside the United States.


   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $19.25 plus out of pocket expenses for each designated shareholder account. The Transfer Agent has and shall engage sub-agents from time to time to perform certain shareholder service functions for which such agents shall be paid a fee by Equity Planning.



Brokerage Commissions


   Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund. The Adviser may also select an affiliated broker-dealer to execute transactions for the Fund, provided that the commissions, fees or other remuneration paid to such affiliated broker is reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.



                              DISTRIBUTION PLANS


   The offices of Equity Planning, the national distributor of the Trust's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Fund and a director and officer of Equity Planning. David R. Pepin, a director and officer of Equity Planning, is an officer of the Fund. Michael
E. Haylon, a director of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen III, William R. Moyer, Leonard J. Saltiel, and Thomas N. Steenburg are officers of the Trust and officers of Equity Planning.



   Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.



   The sale of Fund shares through a bank or a securities broker affiliated with a bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.



   The Trustees have adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with the sale and promotion of Fund shares and the furnishing of shareholder services. Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.30% annually of the average daily net assets of the Fund's Class A Shares. However, the Distributor has voluntarily agreed to limit the maximum amount of reimbursement under the Class A Plan for fiscal year 1997 to 0.25% annually of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of the Fund's Class B Shares.


   Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund

(including underwriting commissions and finance charges related to the payment of commissions for sales of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the costs of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund; provided, however, that a portion of such fee equal to or less than 0.25% annually of the average daily net assets of the Fund shares, may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.



   In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmissions of such purchases or sales by computerized tape or other electronic equipment, or other batch processing.


   Under the Class A Plan, reimbursement or payment of expenses may not be made unless such payments or reimbursement occurs prior to the earliest of
(a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods.


   For the fiscal year ended October 31, 1996, the Fund paid $27,005 under the Class A Plan and $36,914 under the Class B Plan. The fees were used to compensate unaffiliated broker-dealers for servicing shareholder's accounts, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Trustees conduct an additional more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Trustees"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons". Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the applicable class of outstanding shares of the Fund.


   The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders. The Class A Plan and the Class B Plan were approved by shareholders of the Fund at a special meeting of shareholders held on April 30, 1993.


   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.



                              HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange privilege. (See the Statement of Additional Information.) Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   Each class of shares represents an interest in the same portfolio of investments of the Fund, have the same rights and is identical to the others in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution services fee is paid, and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends payable on Class B Shares will be reduced by the amount of the higher distribution services fee and incremental expenses associated with such distribution services fee; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Fund has undistributed net income.

   Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Share certificates representing any number of full shares will be issued only on request, and subject to certain conditions. A fee may be incurred by the shareholder for a lost or stolen share certificate. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares.


   The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Class A Shares of the Fund held longer than six months and Class B Shares of the Fund may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Phoenix Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of any other Phoenix Fund. On Class B share exchanges, the contingent deferred sales charge schedule of the original shares purchased is not taken and continues to apply.



Alternative Sales Arrangements


   The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, the Distributor intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a total value of $1,000,000.



   Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.


   Class A Shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a three-year period, being subject to a contingent deferred sales charge.

Initial Sales Charge Alternative--Class A Shares


   The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by State Street Bank and Trust Company prior to its close of business.


   The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.

   Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company, plus a maximum sales charge of 2.25% of the offering price (2.30%
of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.

                            Sales Charge      Sales Charge      Dealer Discount
        Amount of          as Percentage      as Percentage      or Agency Fee
       Transaction          of Offering         of Amount       as Percentage of
    at Offering Price          Price            Invested        Offering Price*
------------------------  ----------------- -----------------  --------------------
Less than $50,000               2.25%             2.30%                2.00%
$50,000 but under
  $100,000                      1.25%             1.27%                1.00%
$100,000 but under
  $500,000                      1.00%             1.01%                1.00%
$500,000 but under
  $1,000,000                     .75%              .76%                 .75%
$1,000,000 or more              None              None                 None**

* Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers or dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.

** In connection with Class A Share purchases (or subsequent purchases in any amount) by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker-dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

        Purchase Amount            Payment to Broker-Dealer
 ------------------------------  ------------------------------
$1,000,000 to $3,000,000                      1   %
$3,000,001 to $6,000,000                   0.50 of 1%
$6,000,001 or more                         0.25 of 1%


   If part or all of such investment, including investments by qualified employee benefit plans is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor any such amounts paid with respect to the investment.



How to Obtain Reduced Sales Charges on Class A Shares

   Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


   Qualified Purchasers. No sales charge will be imposed on sales of shares to (1) any Phoenix Fund trustee, director or officer; (2) any director or officer, or to any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life or Equity Planning and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan;
(11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy; (14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; or (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge and provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purpose is made for investment purposes and that the shares so acquired will not be resold except to the Fund.



   In addition, Class A shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and
(2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases;
(3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).



   Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


   Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Phoenix Fund, (including Class B Shares and excluding Money Market Fund Series Class A Shares) if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   Letter of Intent. Class A Shares or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B Shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.

   An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment is held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.

   Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of his purchases qualifies for a reduced sales charge.

   Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Privilege and Right of Accumulation if the group or association
(1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Deferred Sales Charge Alternative--Class B Shares

   Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are being sold without an initial sales charge but are subject to a sales charge if redeemed within three years of purchase.


   Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of Class B Shares, such as the payment of compensation to selected dealers and agents for selling Class B Shares. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of purchase.


   Contingent Deferred Sales Charge. Class B Shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


   The Distributor intends to pay investment dealers a sales commission of 2% of the sales price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 2% commission plus interest and related marketing expenses.


   The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.

                             Contingent Deferred
                               Sales Charge as
                               a Percentage of
                                Dollar Amount
Year Since Purchase           Subject to Charge
------------------------- ------------------------
First                                2.0%
Second                               1.5%
Third                                1.0%
Fourth                                 0%

   In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are being redeemed first, Class B Shares held for over 5 years and shares acquired pursuant to reinvestment of dividends or distributions are redeemed next. Any Class B Shares held longest during the 3 year period are redeemed next unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

   To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If, at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 1.5% (the applicable rate in the second year after purchase) or $6.00.

   The contingent deferred sales charge is waived on redemptions of shares
(a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act
(UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70-1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among Class B Shares of the Fund and Class B Shares of other Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

   Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after six years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution-related expenses from the burden of such distribution-related expenses.

   For purposes of conversion to Class A shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A shares, an equal pro rata portion of the Class B shares in the sub-account will also be converted to Class A shares.

   The conversion of Class B Shares to Class A shares is subject to the continuing availability of an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") to the effect: (i) that the conversion of shares does not constitute a taxable event under federal income tax law; and
(ii) the assessment of the higher distribution fees and transfer agency costs with respect to Class B shares does not result in any dividends or distributions constituting "preferential dividends" under the Code. The conversion of Class B shares to Class A shares may be suspended if such an opinion or ruling is not available. In that event, no further conversions of the Class B shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending six (6) years after the end of the month in which affected Class B shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution fees and transfer agent costs relative to the Class B shares, it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.



                   INVESTOR ACCOUNTS AND SERVICES AVAILABLE

   An account will be opened for the investor after the investor makes an initial investment. Shares purchased will be held in the shareholder's account by the Transfer Agent which will forward a statement each time there is a change in the number of shares in the account. At any time, a shareholder may request that a certificate be issued, subject to certain conditions, representing any number of full shares held in his or her account.

   The Fund mails periodic reports to shareholders. In order to reduce the volume of mail, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports.

   Shareholder inquiries should be directed to the Fund at (800) 243-1574.

Bank Draft Investing Program (Investo-Matic Plan)


   By completing the Investo-Matic Section of the New Account Application, a shareholder may authorize the bank named in the form to draw $25 or more from his personal checking account to be used to purchase additional shares for his account. The amount the shareholder designates will be made available, in form payable to the order of the Transfer Agent by the bank on the date the bank draws on his/her account and will be used to purchase shares at the applicable offering price. The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Fund or Transfer Agent that his or her registered representative shall not have this authority.



Distribution Option


   The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at the option of the shareholder, in cash. By exercising the distribution option, a shareholder may elect to: (1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. Shareholders should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Dividends and capital gain distributions received in shares are taxable to the shareholder and credited to the shareholder's account in full and fractional shares computed at the closing net asset value on the next business day after the record date. A distribution option may be changed at any time by notifying Customer Service by telephone at (800) 243-1574 or by sending a letter signed by the registered owner(s) of the account. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, he/she will receive cash for the dividend or distribution regardless of the distribution option selected.

Systematic Withdrawal Program


   The Systematic Withdrawal Program allows shareholders to periodically redeem a portion of their account on a predetermined monthly or quarterly, semiannual or annual basis. A sufficient number of full and fractional shares shall therefore be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to the shareholder's bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply. See "Redemption of Small Accounts."



   Class A shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then-current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.


   To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in additional Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.


   Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program shall be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.



Tax Sheltered Retirement Plans


   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4631 for further information about the plans.



Exchange Privileges


   Shareholders may exchange Class A Shares (held more than six months) or Class B Shares held in book entry form for shares of the same class of other Phoenix Funds provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are of the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by State Street Bank and Trust Company.


   Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A Shares held longer than six months or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual, or annual basis or may cancel the privilege ("Systematic Exchange").

   Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

   Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

   Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without a sales charge. On Class B Share exchanges, the contingent deferred sales charge schedule applicable to initial purchases continues to apply.

   The exchange of shares from one fund to another is treated as a sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. "See Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of the disposition of shares.


   Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order for any dealer, shareholder or person whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.


   Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the current prospectus of the fund into which the exchange is to be made before any exchange requests are made.

Telephone Exchanges


   Telephone Exchange privileges are only available in states where the shares to be acquired may be legally sold (see the Statement of Additional Information). Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 243-1574 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.


   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing with the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).

   If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Fund's transfer agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

   Purchase and withdrawal plans and reinvestment and exchange privileges are described more fully in the Statement of Additional Information. For further information, call Equity Planning at (800) 243-1574.

                               NET ASSET VALUE


   The net asset value per share of the Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.



   Foreign and domestic fixed income securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Short term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. The Fund's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. For further information about security valuations, see the Statement of Additional Information.


                             HOW TO REDEEM SHARES

   Shareholders have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption order and any other required documentation in proper form by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301 (see "Net Asset Value"). In the case of Class B Share redemption, investors will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares," above). To redeem, any outstanding share certificates in proper form for transfer must be received by Phoenix Funds c/o State Street Bank and Trust

Company, P.O. Box 8301, Boston, MA 02266-8301. To be in proper form to redeem shares, the signatures of the shareholder(s) on the certificate or stock power must be signed exactly as registered, including any fiduciary title, on a written instruction letter, certificate, or accompanying stock power, such signatures being guaranteed by an eligible guarantor institution as determined in accordance with standards and procedures established by the Transfer Agent (please contact the Fund at (800) 243-1574 with any questions regarding eligible guarantors).


   If no certificate has been issued, the Transfer Agent requires a written request with signature guarantee. The Transfer Agent may waive the signature guarantee requirement if the shares are registered in the names of individuals singly, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, the proceeds of the redemption do not exceed $50,000, and the proceeds are payable to the registered owners(s) at the address of record. Such requests must be signed by each person in whose name the account is registered. In addition, the Fund maintains a continuous offer to repurchase its shares, and shareholders may normally sell their shares through securities dealers, brokers, or agents, who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of the regular trading session of the Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Transfer Agent prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to a service charge by such dealers. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by the investor's bank, which may take up to 15 days after receipt of the check.


   Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.

Telephone Redemptions


   Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by telephoning (800) 243-1574 and telephone redemptions will also be accepted on behalf of the shareholders from his or her registered representative.



   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time upon 60 days notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be suspended temporarily and a shareholder should submit a written redemption request, as described above.


   If the amount of the redemption is over $500, the proceeds will be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.


   Telephone redemption orders received and accepted by the Transfer Agent on any day when the Transfer Agent is open for business will be entered at the next determined net asset value. However telephone redemption orders received and accepted by the Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans.



Reinvestment Privilege


   Shareholders have a one time privilege of using redemption proceeds to purchase Class A Shares of any Phoenix Fund with no sales charge (at net asset value next determined after the request for reinvestment is made). For Federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request for reinvestment must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinvestment Privilege.

Redemption of Small Accounts


   Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends to qualify annually as a regulated investment company under Subchapter M of the Code and to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryovers. If the Fund so qualifies, it generally will not be subject to Federal income tax on the income it distributes. The discussion below is based upon the assumption that the Fund will be treated as a regulated investment company.

   Income dividends will be declared daily and paid monthly. Capital gain distributions, if any, will be paid at least annually. An additional capital gain distribution may be paid after the end of the Fund's fiscal year.

   The Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain annual distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Fund to make distributions more frequently than described in the previous paragraph.

   Unless a shareholder elects to receive distributions in cash, dividends will be paid in additional shares of the Fund credited at the next asset value per share on the ex-dividend date. Dividends and distributions, whether received in cash or in additional shares of the Fund, generally are subject to Federal income tax and may be subject to state, local and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by the Fund.

   Capital gains, if any, distributed to shareholders and designated by the Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Fund have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.

   Dividends and distributions generally will be taxable to shareholders in the taxable year of the shareholder in which they are received. However, dividends and distributions declared by the Fund in October, November or December of any calendar year, with a record date in such a month, and paid during the following January will be treated as if they were paid by the Fund and received by shareholders on December 31 of the calendar year in which they were declared.


   A redemption or other disposition (including an exchange) of shares of the Fund generally will result in the recognition of a taxable gain or loss, which will be a long or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon the shareholder's holding period for his or her shares. A capital loss realized on a disposition of Fund shares held six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. In addition, if shares of the Fund are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing thirty days before and ending thirty days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made. In addition, special rules may apply to determine the amount of gain or loss realized on an exchange.


   Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

   The Fund may recognize interest attributable to it from holding zero coupon securities. Current Federal law requires that for most zero coupon securities, a holder (such as the Fund) must accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As a regulated investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund, or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales.


   Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes. Foreign shareholders may be subject to U.S. Federal income tax rules that differ from those described above. For more information regarding distributions and taxes, see "Dividends, Distributions and Taxes" in the Statement of Additional Information.


Important Notice Regarding Taxpayer IRS Certification

   Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, for any account which does not have a taxpayer identification number or social security number and certain required certifications.

   The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the

Internal Revenue Service for preparing Federal income tax returns. Investors are urged to consult their attorney or tax advisor regarding specific questions as to Federal, foreign, state or local taxes.

                            ADDITIONAL INFORMATION

Organization of the Fund


   The Fund was organized under Massachusetts law on February 20, 1992 as a business trust. On December 23, 1993, shareholders of the Fund approved a change in the name of the Fund, to reflect the Fund's affiliation with Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), which resulted from the transfer of ownership of the Adviser to Phoenix Home Life on May 14, 1993. On February 22, 1996, the Trustees approved another change in the Fund's name to more accurately reflect its present investment policies and objectives. Prior to this revision, the Fund's name was "Phoenix Asset Reserve." The Declaration of Trust, as amended, provides that the Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of beneficial interest of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, having two classes of shares.



   The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders may be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. The Trustees will provide appropriate assistance to shareholders, in compliance with the provisions of the 1940 Act, if such a request for a meeting is received. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Fund's Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."


   The Declaration of Trust establishing the Fund (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the name "Phoenix Multi-Sector Short Term Bond Fund" refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their personal property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.

Registration Statement


   This Prospectus does not contain all the information included in the Fund's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C. upon payment of the prescribed fee.



                                   APPENDIX

                     Description of Certain Bond Ratings



Moody's Investor's Service, Inc.

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Standard & Poor's Corporation

   AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


   BB, B, CCC: Bonds rated BB, B, CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.



Duff & Phelps Credit Rating Co.

   D&P is a Nationally Recognized Statistical Rating Organization by the SEC as well as State Commissions and insurance regulatory bodies. Ratings qualify for SEC Rule 2a-7 provisions and broker/dealer capital computation guidelines on commercial paper inventory. D&P ratings also qualify for NAIC rating designations and for ERISA guidelines governing asset-backed securities as stated by the Department of Labor.

Rating Scale:

   Duff & Phelps offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.

                     Long-Term Ratings
 -------------------------------------------------------------------
AAA                  Highest Quality
AA+, AA, AA-         High Quality
A+, A, A-            Good Quality
BBB+, BBB, BBB-      Satisfactory Quality (investment grade)
BB+, BB, BB-         Non-Investment Grade
B+, B, B-            Non-Investment Grade
CCC                  Speculative

                     Short-Term Ratings
 -------------------------------------------------------------------
Duff 1+
Duff 1 X             A-1/P-1
Duff 1-
Duff 2               A-2/P-2
Duff 3               A-3/P-3
Duff 4               Non-Investment Grade
Duff 5               Defaulted

Fitch Investor Services, Inc.

   AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

   A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


   Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.


   NR: Indicates that Fitch does not rate the specific issue.

   Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

   Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

   Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

   FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade; "Negative"; for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and would be resolved within 12 months.

   Credit Trend: Credit Trend indicators show whether credit fundamentals are improving, stable, declining or uncertain, as follows:
 Improving
 Stable
 Declining
 Uncertain

   Credit Trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

   Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issuers not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the potential recovery value through reorganization or liquidation.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor as well as the economic and political environment, that might affect the issuer's futures financial strength.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

   BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C: Bonds are in imminent default in payment of interest or principal.


   DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.


   Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.

Short-Term Ratings

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

   Fitch's short-term ratings are as follows:

   F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+."

   F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

   F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

   F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

   D: Default. Issues assigned this rating are in actual or imminent payment default.

   LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                        BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

                                         Give Social Security Number or Tax
Account Type                             Identification Number of:

Individual                               Individual
Joint (or Joint Tenant)                  Owner who will be paying tax
Uniform Gifts to Minors                  Minor
Legal Guardian                           Ward, Minor or Incompetent
Sole Proprietor                          Owner of Business (also provide owner's name)
Trust, Estate, Pension Plan Trust        Trust, Estate, Pension Plan Trust (not personal TIN
                                         of fiduciary)
Corporation, Partnership,
  Other Organization                     Corporation, Partnership, Other Organization
Broker/Nominee                           Broker/Nominee


Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
        (bullet) A corporation
        (bullet) Financial institution
        (bullet) Section 501(a) exempt organization (IRA, Corporate Retirement Plan, 403(b), Keogh)
        (bullet) United States or any agency or instrumentality thereof (bullet) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof
        (bullet) International organization or any agency or instrumentality thereof
        (bullet) Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        (bullet) Real estate investment trust
        (bullet) Common trust fund operated by a bank under section 584(a) (bullet) An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        (bullet) Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.


Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

This Prospectus sets forth concisely the information about the Phoenix Multi-Sector Short Term Bond Fund (the Fund) which you should know before investing. Please read it carefully and retain it for future reference.

The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated February 28, 1997. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.

Financial information relating to the Trust is contained in the Annual Report to Shareholders for the year ended October 31, 1996 and is incorporated into the Statement of Additional Information by reference.



[recycled logo} Printed on recycled paper using soybean ink

Phoenix Multi-Sector Short Term Bond Fund
PO Box 2200
Enfield CT 06083-2200


[logo] PHOENIX
       DUFF & PHELPS

PDP 694 (2/97)

                  PHOENIX MULTI-SECTOR SHORT TERM BOND FUND

                              101 Munson Street
                       Greenfield, Massachusetts 01301


                     Statement of Additional Information
                              February 28, 1997



   This Statement of Additional Information is not the Prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Sector Short Term Bond Fund (the "Fund") dated February 28, 1997 and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.



                                TABLE OF CONTENTS

                                                    PAGE
THE FUND                                              2
INVESTMENT OBJECTIVE AND POLICIES (7)                 2
INVESTMENT RESTRICTIONS (15)                          2
INVESTMENT TECHNIQUES (10)                            3
PERFORMANCE INFORMATION (6)                           9
PORTFOLIO TRANSACTIONS AND BROKERAGE (16)            10
SERVICES OF THE ADVISER (15)                         11
NET ASSET VALUE (24)                                 12
HOW TO BUY SHARES (17)                               12
EXCHANGE PRIVILEGES (23)                             14
INVEST-BY-PHONE                                      14
TAX SHELTERED RETIREMENT PLANS (23)                  14
REDEMPTION OF SHARES (24)                            14
DIVIDENDS, DISTRIBUTIONS AND TAXES (25)              15
THE DISTRIBUTOR (16)                                 17
PLANS OF DISTRIBUTION                                18
TRUSTEES AND OFFICERS                                19
OTHER INFORMATION                                    26

Numbers appearing in parentheses correspond to related
            disclosures in the Fund's Prospectus.




                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                   Telephone Orders/Exchanges: (800) 367-5877
                  Telecommunication Device TTY: (800) 243-1926



PDP 694B (2/97)

                                   THE FUND


   Phoenix Multi-Sector Short Term Bond Fund is a diversified open-end, management investment company, consisting currently of one series, with two classes of shares. The Fund was organized as a business trust under Massachusetts law on February 20, 1992. On December 23, 1993, shareholders of the Fund approved a change in the name of the Fund, to reflect the Fund's affiliation with Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), which resulted from the transfer of ownership of the Fund's investment adviser to Phoenix Home Life on May 14, 1993. On February 22, 1996, the Trustees approved another change in the Fund's name to more accurately reflect its present investment policies and objectives. Prior to this revision, the Fund's name was "Phoenix Asset Reserve."



                      INVESTMENT OBJECTIVE AND POLICIES


   The Fund's investment objective is to provide high current income relative to other short-term investment alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. There is no assurance that the Fund will achieve its investment objective.



                           INVESTMENT RESTRICTIONS



Fundamental Policies


   The following investment restrictions are fundamental policies that cannot be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, which as used herein means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

   The Fund may not:


   (1) with respect to 75% of the total assets of the Fund (taken at market value at the time of purchase), invest more than 5% of the value of its total assets in the securities of any one issuer, or, with respect to 100% of the total assets of the Fund, own more than 10% of the outstanding voting securities of any one issuer, in each case other than U.S. Government securities (as defined in the 1940 Act);



   (2) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding U.S. Government securities as defined in the 1940 Act);



   (3) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (other than real estate limited partnership interests));



   (4) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate or foreign currency-related hedging instrument, subject to compliance with any applicable provisions of the federal securities or commodities laws.



   (5) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures;



   (6) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, enter into reverse repurchase agreements or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund's assets);



   (7) lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements; and (c) lend its portfolio securities in an amount not to exceed 1/3 of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees;



   (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or

   (9) maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in this Statement of Additional Information for transactions in options, futures, and options on futures.



Non-Fundamental Policies


   The following restrictions of the Fund are not fundamental policies and may be changed by the Board of Trustees of the Fund without shareholder approval. The Fund may not:


   (A) invest for the purpose of exercising control or management;



   (B) purchase securities of other investment companies, except that the Fund may, for temporary purposes, purchase shares of money market mutual funds, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder, or by any State in which shares of the Fund are registered;



   (C) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities". Illiquid securities may include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, certain securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's or Trustees' opinion may be deemed illiquid;



   (D) invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation;



   (E) purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors or trustees of the Fund or of the Adviser who each own beneficially more than 1/2 of 1% of its securities;



   (F) purchase securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Fund or of the Adviser; or



   (G) borrow any amount in excess of 10% of the Fund's total assets or make additional investments when the Fund's borrowings are in excess of 5% of the Fund's total assets.


   Notwithstanding the provisions of restriction (G), the Fund has no current intention of borrowing money from banks or other financial institutions, other than on a temporary basis for emergency or extraordinary purposes, provided, however, that the provisions of restriction (G) shall not be deemed to apply to reverse repurchase agreements and other investment techniques which may be deemed to constitute borrowings for purposes of the 1940 Act.

   Unless otherwise indicated, all percentage limitations listed above apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.


                            INVESTMENT TECHNIQUES



   The Fund may utilize the following practices or techniques in pursuing its investment objective.



Mortgage-Backed Securities

   GNMA Certificates. The Government National Mortgage Association ("GNMA") is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

   The GNMA Certificates in which the Fund will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

   FNMA Certificates. The Federal National Mortgage Association ("FNMA") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

   Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multifamily projects.

   FHLMC Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

   FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

   Adjustable Rate Mortgages--Interest Rate Indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.


   A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.


   LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Stripped Mortgage-Backed Securities

   The cash flows and yields on interest-only ("IO") and principal-only ("PO") classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on the PO class will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

Borrowing and Reverse Repurchase Agreements

   The Fund may borrow for temporary administrative or emergency purposes. This borrowing may be unsecured. The Investment Company Act of 1940, as amended (the "1940 Act") requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund's borrowings, additional investment will not be made while unsecured bank borrowing is in excess of 5% of the Fund's total assets. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


   Among the forms of investments in which the Fund may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.


   The Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction, the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and
(6) satisfy "good delivery" requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.

   The Fund's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund's entry into dollar roll transactions is subject to the Fund's overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investment in illiquid securities.

Lending Portfolio Securities

   The Fund may make secured loans of its portfolio securities to broker-dealers and other financial institutions. The 1940 Act requires that
(a) the borrower pledge and maintain collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities borrowed rises (i.e., the value of the loan is "marked to the market" on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the investing of any cash collateral in high quality interest-bearing short-term investments), any distributions on the loaned securities, and any increase in their market value. In addition, voting rights may pass with the loaned securities, but if a material event were to occur, the loan must be called and the securities voted by the Fund.

Hedging

   The Fund may write and purchase options, including over-the-counter options, for hedging purposes. The Fund may also engage in foreign currency exchange transactions and in transactions involving interest rate futures contracts and options thereon as a hedge against changes in exchange and interest rates, respectively. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The Adviser believes it is possible to reduce the effects of interest and exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.

   The costs of and possible losses incurred from hedging activities may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from options transactions and hedging activities would be expected to offset anticipated losses or a portion thereof. See "Dividends, Distributions and Taxes."

   The Fund will not enter into options or futures transactions for speculative purposes, but only as a hedge against changes in the values of securities in its portfolio, or sectors thereof, or in securities that it intends to acquire resulting from market conditions.

Options on Securities and Indexes

   The Fund may, as specified in the Prospectus, purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

   An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.)

   The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

   If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

   Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

   The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

   The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes

   There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

   There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

   If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Foreign Currency Options

   The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts

   The Fund may use interest rate, foreign currency or index futures contracts, as specified in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

   The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

   As long as required by regulatory authorities, the Fund will limit its use of futures contracts and futures options to hedging transactions. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

   The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

   When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

   The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

   Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options

   The Fund will not enter into a futures contract or futures options contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

   When entering into a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).


   When selling a call option on a futures contract, the Fund will maintain with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.



   When selling a put option on a futures contract, the Fund will maintain with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.


   In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Fund avoids being deemed a "commodity pool," the Fund is limited in its futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the "underlying commodity value" of each long position in a commodity contract in which the Fund invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any Funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

   The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options

   There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

   Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of positions and subjecting some holders of futures contracts to substantial losses.

   There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Foreign Exchange-Traded Options, Futures and Forward Currency Exchange Contracts


   Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.



                           PERFORMANCE INFORMATION



   As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Average annual return and yield are computed separately for Class A and Class B Shares in accordance with the formulas specified by the Commission. The yield will be computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a 12-month period to derive the Fund's yield. For the 30-day period ending October 31, 1996, the Class A Shares yield, calculated pursuant to this formula, was 6.21%. The Class B Shares yield was 5.85% calculated pursuant to this formula.

   Average annual total return quotations will be computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:



   P(1 + T)n = ERV


Where: P = hypothetical initial payment of $1,000
T        = average annual total return
n        = number of years
ERV      = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).



   Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond figures to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, CS First Boston High Yield Index, Merrill Lynch Medium Quality Corporate Short-Term Bond Index, and Salomon Brothers Corporate Bond and Government Bond Indices.

   For the one year period ended October 31, 1996, the average annual total return of the Class A Shares was 8.40%, and from inception, July 6, 1992 through October 31, 1996 was 6.42%. For the one year ended October 31, 1996 and since inception, July 6, 1992 for the Class B Shares, the average annual total return was 8.36% and 6.42%, respectively.

   The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Share's maximum sales charge of 2.25% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.



                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which will include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of; the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.


   The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor Federal, state, local and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Fund and its shareholders.



   The Fund paid no brokerage commissions for the fiscal years ended October 31, 1996, 1995, and 1994.



                           SERVICES OF THE ADVISER


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.



   The Adviser is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut. The Adviser also serves as investment adviser to Phoenix Worldwide Opportunities Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, and Phoenix Strategic Equity Series: Phoenix Equity Opportunities Fund. The Adviser currently has $1.7 billion in assets under management and has acted as an investment adviser for over sixty years.




   The current Management Agreement was approved by the Board of Trustees on March 16, 1993 and by the shareholders of the Fund on May 7, 1993. The Management Agreement became effective on May 14, 1993, and it will continue in effect until lapsed or terminated. The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Board of Trustees or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in
Section 2(a)(4) of the 1940 Act.




   The Management Agreement provides that the Adviser is not liable for any act or omission in the course of or in connection with rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.



   As compensation for its services the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at the annual rate of 0.55% of the Fund's average daily net assets up to $1 billion; 0.50% of the Fund's average daily net assets from $1 billion to $2 billion; and 0.45% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended October 31, 1994, 1995, and 1996 amounted to $74,189, $78,929, and $86,482, respectively, which amounts were waived by the Adviser.



   The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Fund. The Fund has not directly compensated any of its officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Fund. The Trustees of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.



   In addition to the management fee, expenses paid by the Fund include: fees of Trustees who are not "interested persons," interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports, and prospectuses excluding those copies used for sales purposes which the Distributor purchases), accounting services fees, insurance expenses, litigation expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and all costs incident to the Fund's existence as a Massachusetts business trust.



   The Adviser has agreed to reimburse the Fund's operating expenses other than Management Fees and Rule 12b-1 Fees related to Class A and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended October 31, 1997, exceed .20% of the average net assets. The Total Fund Operating Expenses for Class A and Class B Shares would have been 2.19% and 2.69%, respectively, absent such waiver or reimbursement for the fiscal year ended October 31, 1996. The Adviser has not undertaken to extend the reimbursement beyond fiscal year 1997.



   The Adviser has agreed, under the terms of the Management Agreement, to reimburse the Fund to the extent that, in any fiscal year, the aggregate annual expenses of the Fund, exclusive of payments made pursuant to a Rule 12b-1 distribution plan, taxes, brokerage fees, interest, and extraordinary charges such as litigation costs, exceed the most restrictive expense limitations imposed by any state in which the Fund's shares are qualified for offer or sale. Currently, the most restrictive expense limitations applicable to the Fund, which provides that aggregate annual expenses of an investment company (which excludes interest, taxes, certain annual distribution plan expenses, litigation costs, and capital items such as brokerage costs) shall not exceed 2.5% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of the Fund's average net assets, and 1.5% of the remaining average net assets of the Fund for any fiscal year. To the extent that the Fund's expenses exceed this limitation, the Adviser would be required to reduce or rebate its management fee. The Adviser would not be required to absorb any other Fund expenses in excess of its fees. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Fund would take such action necessary to eliminate this expense limitation. See the "Fund Expenses" Table in the Fund's current Prospectus for further information.



                               NET ASSET VALUE


   The net asset value per share of the Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.



   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.



                              HOW TO BUY SHARES


   Shares may be purchased from investment dealers having sales agreements with the Distributor at the public offering price (the net asset value next computed following receipt by State Street Bank and Trust Company of a purchase application in proper form, plus the applicable sales charge). The minimum initial purchase is $500 ($25 if using the bank draft program designated "Investo-Matic"), and the minimum subsequent investment is $25.


Alternative Purchase Arrangements


   Shares of the Fund may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").



Class A Shares

   An investor who elects the initial sales charge alternative acquires Class A shares. Class A shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A shares are subject to an ongoing distribution services fee at an annual rate of up to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A shares. However for the fiscal year 1997, the Distributor has voluntarily agreed to limit the distribution services fee for Class A Shares to 0.25%. In addition, certain purchases of Class A shares qualify for reduced initial sales charges. See the Fund's current Prospectus for additional information.



Class B Shares


   An investor who elects the deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Fund's current Prospectus for additional information.



   Class B shares are subject to an ongoing distribution services fee at an annual rate of up to .75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution services fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A shares. Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B shares that have been outstanding for a period of time sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B shares from most of the burden of such distribution related expenses. See "Conversion Feature," below.


   The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances.

   Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the lower expenses attributable to Class A shares.

   Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends, to the extent any dividends are paid, per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weight this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a three-year period, being subject to a contingent deferred sales charge.


   The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution services fee and, in the case of Class B shares, from the proceeds of the ongoing distribution services fee and the contingent deferred sales charge incurred upon redemption within three years of purchase. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution services fee with respect to the Class B shares are the same as those of the initial sales charge and ongoing distribution services fees with respect to the Class A shares.



   Dividends paid by the Fund, if any, with respect to Class A and Class B shares will be calculated in the same manner at the same time on the same day, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."



   The Trustees of the Fund have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.


Conversion Feature


   Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.



                             EXCHANGE PRIVILEGES


   Subject to limitations, shares of the Fund held in book entry form may be exchanged for shares of the same class of any other Phoenix Fund (except Class A shares of the Fund held less than six months) on the basis of the relative net asset values per share at the time of exchange. On Class B share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply. See the Fund's current Prospectus under "Exchange Privileges" for additional information and conditions for exchanges. Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before requests are made.



                               INVEST-BY-PHONE


   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House
(ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Fund and direct proceeds of sale through ACH to a shareholder's bank account.



   To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.


   The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

                        TAX SHELTERED RETIREMENT PLANS


   Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. Phoenix Home Life and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that the Adviser and its affiliates provide to the Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.



                             REDEMPTION OF SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or fairly value its net assets during any other period permitted by order of the Securities and Exchange Commission. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any. See the Fund's current Prospectus for more information.


By Mail

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.

By Telephone

   Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by calling (800) 367-5877 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative as described in the Prospectus. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than Equity Planning may have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine.


   If the amount of the redemption is $500 or more, the proceeds will be wired to the designated commercial bank account in the United States. If the amount of the redemption is less than $500, the proceeds will be sent by mail to the address of record on the shareholder's account. With respect to the telephone redemption of shares purchased by check, such redemption requests will be effected only after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days after receipt of the check. See the Fund's current Prospectus for more information. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans. In addition to the Telephone Redemption Privilege, a shareholder may also redeem by telephone through the "Invest-by-Phone" service.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends to continue to qualify as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies, it will not be subject to federal income tax on the investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to security loans and gains from the sale or disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive in each taxable year less than 30% of its gross income from gains (without deduction for losses) from the sale or other disposition of (i) stock or securities held for less than three months; (ii) foreign currencies or options, futures or forward contracts on foreign currencies) held for less than three months but only if such investments are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities); and (iii) options, futures or forward contracts (other than options, futures and forward contracts on foreign currencies) held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of any one issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to it at corporate rates.


   Dividends paid by the Fund will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain dividends. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses recognized and distributed by the Fund and designated by the Fund as a capital gain dividend, is taxable to shareholders as long-term capital gain regardless of the length of time a particular shareholder may have held his shares in the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.


   The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, if the Fund does not distribute to its shareholders (or is deemed not to have distributed) during the calendar year an amount equal to 98% of the Fund's ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains net income (adjusted for certain losses, as prescribed in the Code) for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which each regulated investment company does not meet the foregoing distribution requirements.

   The Code provides that any dividends declared by the Fund in October, November or December of any calendar year to shareholders of record on a date in such month will be deemed to have been received by a shareholder on December 31 of that calendar year, provided that the dividend is actually paid by the Fund during January of the following year.


   Based on the foregoing, the Fund's policy will be to distribute to its shareholders at least 90% of investment company taxable income and any net realized capital gains for each year, so that the Fund generally will pay no taxes on net investment income and net realized capital gains paid to shareholders. As described above, less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of certain investments held for less than three months. Accordingly, the Fund may be restricted with respect to certain activities, including the following activities, all of which may produce such gains: writing of options on securities which have been held less than three months; writing of options which expire in less than three months; effecting closing purchase transactions with respect to options which have been written less than three months prior to such transactions; and transactions involving futures and forward contracts.


   The Fund intends to declare dividends daily and to pay dividends monthly. Dividends may be paid from net investment income. Distribution of net realized short-term and long-term capital gains will be distributed at least annually. Income dividends will be paid on the last business day of the month and reinvested in additional shares at net asset value, unless the shareholder elects to receive dividends in cash. Whether received in shares or cash, dividends paid by the Fund from net investment income and distributions from any net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, realized on sales of investments for the fiscal year normally will be distributed following the end of the Fund's fiscal year. Distributions of net long-term capital gains are taxable to shareholders as such, whether paid in cash or additional shares of the Fund and regardless of the length of time the shares have been owned by the shareholder. Net short-term capital gains are net realized short-term capital gains, generally including net premiums from expired options, net gains from closing purchase transactions, and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital losses. Distributions paid by the Fund generally are subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund, and whether representing an ordinary distribution or a long-term capital gains distribution. No dividends or distributions will be made to a shareholder on shares for which no payment has been received.

   It is not anticipated that any of the dividends paid by the Fund will qualify for the 70% dividends received deduction available to corporate shareholders of the Fund.

   The Fund's investment in any regulated futures contracts, non-equity options, or foreign currency contracts, as those terms are defined in the Code, are considered section 1256 contracts. The principles of marking-to-market generally apply to such contracts such that the contracts are treated as having been sold for their fair market value on the last business day of the Fund's taxable year. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   Premiums from expired call options written by the Fund and net gain or loss from closing purchase transactions, which are not section 1256 contracts, are generally treated as short-term capital gain or loss for federal income tax purposes and are taxable to shareholders as ordinary income. If a written call option is exercised, the premium is added to the proceeds of sale of the underlying security, and the gain or loss from such sale will be short- or long-term, depending upon the period such security was held.

   Certain offsetting positions held by the Fund (including certain positions involving financial futures and options transactions) may be considered, for tax purposes, to constitute "straddles." Depending on whether certain elections are available and made by the Fund losses realized by the Fund on one or more position in such a straddle may be deferred to the extent of unrealized gain in the offsetting position. Moreover, short-term capital losses on straddle positions may be re-characterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains.

   The tax consequences of certain investments and other activities that the Fund may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Fund will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Fund's treatment and that adverse tax consequences will not ensue.

   The Fund may be subject to a tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable.

   It is expected that the Fund will not be eligible to elect to pass-through to its shareholders the amount of foreign income and similar taxes paid by it, so that shareholders will not be eligible to claim a foreign tax credit or to deduct their pro rata share of such foreign taxes. Such foreign taxes generally will reduce the net income of the Fund distributable to shareholders. If the Fund were eligible to make the pass-through election, and so elected, shareholders would be notified regarding the relevant items to be taken into account by the shareholders.


   Under the Code, a shareholder who does not fall within one of certain exempt categories may be subject to backup withholding at the rate of 31% with respect to dividends and capital gains distributions paid to shareholders or reinvested by the Fund and other amounts distributed by it including proceeds of redemptions, unless such shareholder provides a certified social security or taxpayer identification number, certifies as to exemption from backup withholding, and otherwise complies with applicable requirements of the Code. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. federal tax liability.


   Sales and redemptions of shares of the Fund may result in gains or losses for tax purposes to the extent of the difference between the proceeds from the shares relinquished and the shareholder's adjusted tax basis for such shares. If any shares have been held as a capital asset for more than one year, the gain or loss realized will be long-term capital gain or loss. However, if a shareholder holds shares of the Fund for six months or less, any loss on the sale of the shares will be treated as a long-term capital loss to the extent of the long-term capital gains distributions received by such shareholder.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the amount of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. The portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

   Dividends, distributions and redemption proceeds also may be subject to state, local and foreign taxes depending upon each shareholder's particular situation. In addition, foreign shareholders may be subject to federal income tax rules that differ from those described above. Shareholders are advised to consult with their tax advisers or attorneys.

   The Fund is organized as a Massachusetts business trust. Under current law, as long as it qualifies for the federal income tax treatment described above, the Fund itself is not liable for any income or franchise tax in the Commonwealth of Massachusetts.


                               THE DISTRIBUTOR



   Phoenix Equity Planning Corporation ("Equity Planning") acts as the Distributor for the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company and an affiliate of the Adviser. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. During the fiscal years ended October 31, 1994, 1995, and 1996, purchasers of shares of the Fund paid aggregate sales charges of $50,671, $53,927, and $57,335, respectively, of which the principal underwriter received net commissions of $10,267, $34,673, and $19,570, respectively, for its services, the balance being paid to dealers.



   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.



   Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. As compensation for such services, effective as of January 1, 1997, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates:

First $100 million                .05% plus a minimum fee
$100 million to $300 million      .04%
$300 million to $500 million      .03%
Greater than $500 million         .015%



   A minimum charge of $70,000 is applicable. In addition, Equity Planning is paid $12,000 for each class of shares beyond one. Until December 31, 1996, Equity Planning's fee for these services was based on an annual rate of 0.03% of the Fund's aggregate daily net asset value. For its services during the Fund's fiscal year ended October 31, 1996, Equity Planning received $4,717.



                            PLANS OF DISTRIBUTION


   The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund. For the fiscal year 1997, the Distributor has voluntarily agreed to limit the Rule 12b-1 fee for Class A shares to 0.25%.



   Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.30% annually of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of the Fund's Class B shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B shares; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund, provided, however, that a portion of such amount equal to or less than 0.25% annually of the average daily net assets of Fund shares may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").



   Expenses not reimbursed during any year, because of the limitations on reimbursements, may be carried over and paid in future years when actual expenses are less than the respective limits under each Plan. If a reimbursement appears probable, it will be accounted for as a current expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans, including payments for expenses carried over from previous years, will cease and the Fund will not be required to make any payments past the date on which either Plan terminates.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.



   No amounts paid or payable by the Fund under the Class A Plan may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Fund. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans will cease and the Fund will not be required to make any payments past the date on which either Plan terminates.



   In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Distributor may from time to time pay, from its own resources or pursuant to the Plan, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   For the fiscal year ended October 31, 1996, the Fund paid 12b-1 fees in the amount of $63,919 ($27,005 under the Distribution Plan for Class A shares; $36,914 under the Distribution Plan for Class B shares), of which the Distributor of the Fund received $33,962. The 12b-1 payments were used for
(1) compensating dealers $61,396, (2) compensating sales personnel $2,037, and (3) compensating the Distributor for marketing material $486.



   On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provides that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of that class of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons". The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.



   The National Association of Securities Dealers ("NASD"), recently approved certain amendments to the NASD's mutual fund maximum sales charge rule. The amendments would, under certain circumstances, regard distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plan.



                            TRUSTEES AND OFFICERS


   The following table sets forth information concerning the Trustees and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480. On November 15, 1995, the Trustees voted to increase the number of Trustees to fourteen and to appoint Francis E. Jeffries, Everett L. Morris and Calvin
J. Pedersen to fill the vacancies caused by the increase. The Trustees and executive officers are listed below:




                                    Positions Held                 Principal Occupations
Name, Address and Age               With the Fund                 During the Past 5 Years
 --------------------------------  ------------------ ------------------------------------------------
C. Duane Blinn (69)               Trustee            Partner in the law firm of Day, Berry & Howard.
CityPlace                                            Director/Trustee, Phoenix Funds (1980-present).
Hartford, CT 06103                                   Trustee, Phoenix-Aberdeen Series Fund and
                                                     Phoenix Duff & Phelps Institutional Mutual Funds
                                                     (1996-present). Director/Trustee, the National
                                                     Affiliated Investment Companies (until 1993).

Robert Chesek (62)                Trustee            Trustee/Director, Phoenix Funds (1981-present)
49 Old Post Road                                     and Chairman (1989-1994). Trustee,
Wethersfield, CT 06109                               Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                     Phelps Institutional Mutual Funds
                                                     (1996-present). Director/Trustee, the National
                                                     Affiliated Investment Companies (until 1993).
                                                     Vice President, Common Stock, Phoenix Home Life
                                                     Mutual Insurance Company (1980-1994).

                                      19

E. Virgil Conway (67)             Trustee            Chairman (1992-present), Metropolitan
9 Rittenhouse Road                                   Transportation Authority. Trustee/Director,
Bronxville, NY 10708                                 Consolidated Edison Company of New York, Inc.
                                                     (1970-present), Pace University (1978-present),
                                                     Atlantic Mutual Insurance Company
                                                     (1974-present), HRE Properties (1989-present),
                                                     Greater New York Councils, Boy Scouts of America
                                                     (1985-present), Union Pacific Corp. (1978-
                                                     present), Blackrock Fund for Freddie Mac
                                                     Mortgage Securities (Advisory Director)
                                                     (1990-present), Centennial Insurance Company
                                                     (1974-present), Josiah Macy, Jr., Foundation
                                                     (1975-present) and The Harlem Youth Development
                                                     Foundation (1987-present). Chairman, Audit
                                                     Committee of the City of New York (1981-1996).
                                                     Director/Trustee, the National Affiliated
                                                     Investment Companies (until 1993).
                                                     Director/Trustee, Phoenix Funds (1993-present).
                                                     Trustee, Phoenix-Aberdeen Series Fund and
                                                     Phoenix Duff & Phelps Institutional Mutual Funds
                                                     (1996-present). Director, Duff & Phelps
                                                     Utilities Tax-Free Income Inc. and Duff & Phelps
                                                     Utility and Corporate Bond Trust Inc.
                                                     (1995-present). Director, Accuhealth
                                                     (1994-present), Trism, Inc. (1994-present),
                                                     Realty Foundation of New York (1972-present),
                                                     Chairman, New York Housing Partnership
                                                     Development Corp. (1981-present), and Blackrock
                                                     Fannie Mae Mortgage Securities Fund (Advisory
                                                     Director) (1989-1996) and Advisory Director,
                                                     Fund Directions (1993-present). Chairman,
                                                     Financial Accounting Standards Advisory Council
                                                     (1992-1995).

Harry Dalzell-Payne (67)          Trustee            Director/Trustee, Phoenix Funds (1983-present).
330 East 39th Street                                 Director, Duff & Phelps Utilities Tax-Free
Apartment 29G                                        Income Inc. (1995-present), Duff & Phelps
New York, NY 10016                                   Utility and Corporate Bond Trust Inc.
                                                     (1995-present). Trustee, Phoenix- Aberdeen
                                                     Series Fund and Phoenix Duff & Phelps
                                                     Institutional Mutual Funds (1996-present).
                                                     Director, Farragut Mortgage Co., Inc.
                                                     (1991-1994). Director/Trustee, the National
                                                     Affiliated Investment Companies (1983-1993).
                                                     Formerly a Major General of the British Army.

*Francis E. Jeffries (66)         Trustee            Director and Chairman of the Board, Phoenix Duff
6585 Nicholas Blvd.                                  & Phelps Corporation (1995-present).
Apt. 1601                                            Director/Trustee, Phoenix Funds (1995-present).
Naples, FL 33963                                     Trustee, Phoenix-Aberdeen Series Fund and
                                                     Phoenix Duff & Phelps Institutional Mutual Funds
                                                     (1996-present). Director, Duff & Phelps
                                                     Utilities Income Fund (1987-present), Duff &
                                                     Phelps Utilities Tax-Free Income Inc. (1991-
                                                     present), Duff & Phelps Utility and Corporate
                                                     Bond Trust Inc. (1993-present) and The Empire
                                                     District Electric Company (1984-present).
                                                     Director (1989-1995), Chairman of the Board
                                                     (1993-1995), President (1989-1993), and Chief
                                                     Executive Officer (1989-1995), Duff & Phelps
                                                     Corporation.

                                      20

Leroy Keith, Jr. (58)             Trustee            Chairman and Chief Executive Officer, Carson
64 Ross Road                                         Products Company (1995-present).
Savannah, GA 30750                                   Director/Trustee, Phoenix Funds (1980-present).
                                                     Trustee, Phoenix-Aberdeen Series Fund and
                                                     Phoenix Duff & Phelps Institutional Mutual Funds
                                                     (1996-present). Director, Equifax Corp. (1991-
                                                     present), and Keystone International Fund, Inc.
                                                     (1989-present). Trustee, Keystone Liquid Trust,
                                                     Keystone Tax Exempt Trust, Keystone Tax Free
                                                     Fund, Master Reserves Tax Free Trust, and Master
                                                     Reserves Trust. Director/Trustee, the National
                                                     Affiliated Investment Companies (until 1993).
                                                     Director, Blue Cross/Blue Shield (1989-1993) and
                                                     First Union Bank of Georgia (1989-1993).
                                                     President, Morehouse College (1987-1994).
                                                     Chairman and Chief Executive Officer, Keith
                                                     Ventures (1992-1994).

*Philip R. McLoughlin (50)        Trustee and        Director, Vice Chairman and Chief Executive
One American Row                  President          Officer, Phoenix Duff & Phelps Corporation
Hartford, CT 06102                                   (1995-present). Director (1994-present) and
                                                     Executive Vice President, Investments,
                                                     (1988-present) Phoenix Home Life Mutual
                                                     Insurance Company. Director/Trustee and
                                                     President, Phoenix Funds (1989-present).
                                                     Trustee, Phoenix-Aberdeen Series Fund and
                                                     Phoenix Duff & Phelps Institutional Mutual Funds
                                                     (1996-present), Duff & Phelps Utilities Tax-Free
                                                     Income Inc. (1995-present), and Duff & Phelps
                                                     Utility and Corporate Bond Trust Inc.
                                                     (1995-present). Director (1983-present) and
                                                     Chairman (1995-present) Phoenix Investment
                                                     Counsel, Inc. Director (1984-present) and
                                                     President (1990-present), Phoenix Equity
                                                     Planning Corporation. Director, Phoenix Realty
                                                     Group, Inc. (1994-present), Phoenix Realty
                                                     Advisors, Inc. (1987-present), Phoenix Realty
                                                     Investors, Inc. (1994-present), Phoenix Realty
                                                     Securities, Inc. (1994-present), PXRE
                                                     Corporation (Delaware) (1985-present), and World
                                                     Trust Fund (1991-present). Director and
                                                     Executive Vice President, Phoenix Life and
                                                     Annuity Company (1996-present), Director and
                                                     Executive Vice President, PHL Variable Insurance
                                                     Company (1995-present), and Director, Phoenix
                                                     Charter Oak Trust Company (1996-present).
                                                     Director/Trustee, the National Affiliated
                                                     Investment Companies (until 1993). Director
                                                     (1994-present), Chairman (1996-present), and
                                                     Chief Executive Officer (1995-1996), National
                                                     Securities & Research Corporation and Director
                                                     and President, Phoenix Securities Group, Inc.
                                                     (1993-1995). Director (1992- present) and
                                                     President (1992-1994), W.S. Griffith & Co., Inc.
                                                     and Director (1992-1995) and President (1992-
                                                     1994), Townsend Financial Advisers, Inc.
                                                     Director and Vice President, PM Holdings, Inc.
                                                     (1985-present).

                                      21

Everett L. Morris (68)            Trustee            Vice President, W.H. Reaves and Company (1993-
164 Laird Road                                       present). Director/ Trustee, Phoenix Funds
Colts Neck, NJ 07722                                 (1995-present). Trustee, Duff & Phelps Mutual
                                                     Funds (1994-present). Trustee, Phoenix-Aberdeen
                                                     Series Fund and Phoenix Duff & Phelps
                                                     Institutional Mutual Funds (1996-present).
                                                     Director, Duff & Phelps Utilities Tax-Free
                                                     Income, Inc. (1991-present), Duff & Phelps
                                                     Utility and Corporate Bond Trust, Inc.
                                                     (1993-present) and Public Service Enterprise
                                                     Group, Incorporated (1986-1993). President and
                                                     Chief Operating Officer, Enterprise Diversified
                                                     Holdings, Incorporated (1989-1993). Senior
                                                     Executive Vice President and Chief Financial
                                                     Officer, Public Service Electric and Gas Company
                                                     (1986-1992). Director, First Fidelity Bank,
                                                     N.A., N.J. (1984-1991).

*James M. Oates (50)              Trustee            Managing Director, Wydown Group (1994-present).
60 State Street                                      Chairman, IBEX Capital Markets LLC
Suite 950                                            (1997-present). Director, Phoenix Duff & Phelps
Boston, MA 02109                                     Corporation (1995-present). Director/Trustee,
                                                     Phoenix Funds (1987-present). Trustee,
                                                     Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                     Phelps Institutional Mutual Funds
                                                     (1996-present). Director, Govett Worldwide
                                                     Opportunity Funds, Inc. (1991-present), Blue
                                                     Cross and Blue Shield of New Hampshire
                                                     (1994-present), Investors Financial Service
                                                     Corporation (1995-present), Investors Bank &
                                                     Trust Corporation (1995-present) and Plymouth
                                                     Rubber Co. (1995-present). Director, Stifel
                                                     Financial (1996-present). Member, Chief
                                                     Executives Organization (1996-present).
                                                     Director/Trustee, the National Affiliated
                                                     Investment Companies (until 1993). Director and
                                                     President (1984-1994) and Chief Executive
                                                     Officer (1986-1994), Neworld Bank.

*Calvin J. Pedersen (55)          Trustee            Director and President, Phoenix Duff & Phelps
55 East Monroe Street                                Corporation (1995-present). Director/Trustee,
Suite 3600                                           Phoenix Funds (1995-present). Trustee,
Chicago, IL 60603                                    Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                     Phelps Institutional Mutual Funds
                                                     (1996-present). President and Chief Executive
                                                     Officer, Duff & Phelps Utilities Tax-Free Income
                                                     Inc. (1995-present), Duff & Phelps Utilities
                                                     Income Fund (since inception), and Duff & Phelps
                                                     Utility and Corporate Bond Trust Inc.
                                                     (1995-present). Director (1986-1995), President
                                                     (1993-1995) and Executive Vice President
                                                     (1992-1993), Duff & Phelps Corporation.

Philip R. Reynolds (69)           Trustee            Director/Trustee, Phoenix Funds (1984-present).
43 Montclair Drive                                   Trustee, Phoenix-Aberdeen Series Fund and
West Hartford, CT 06107                              Phoenix Duff & Phelps Institutional Mutual Funds
                                                     (1996-present). Director, Vestaur Securities,
                                                     Inc. (1972-present). Trustee and Treasurer, J.
                                                     Walton Bissell Foundation, Inc. (1988-present).
                                                     Director/Trustee, the National Affiliated
                                                     Investment Companies (until 1993).

                                      22

Herbert Roth, Jr. (68)            Trustee            Director/Trustee, Phoenix Funds (1980-present).
134 Lake Street                                      Trustee, Phoenix-Aberdeen Series Fund and
P.O. Box 909                                         Phoenix Duff & Phelps Institutional Mutual Funds
Sherborn, MA 01770                                   (1996-present). Director, Boston Edison Company
                                                     (1978-present), Phoenix Home Life Mutual
                                                     Insurance Company (1972-present), Landauer,
                                                     Inc. (medical services) (1970-present), Tech
                                                     Ops./Sevcon, Inc. (electronic controllers)
                                                     (1987-present), Key Energy Group (oil rig
                                                     service) (1988-1994), and Mark IV Industries
                                                     (diversified manufacturer) (1985-present).
                                                     Director/Trustee, the National Affiliated
                                                     Investment Companies (until 1993).

Richard E. Segerson (51)          Trustee            Director/Trustee, Phoenix Funds, (1993-present).
102 Valley Road                                      Trustee, Phoenix-Aberdeen Series Fund and
New Canaan, CT 06840                                 Phoenix Duff & Phelps Institutional Mutual Funds
                                                     (1996-present). Managing Director, Mullin
                                                     Associates (1993-present). Vice President and
                                                     General Manager, Coats & Clark, Inc. (previously
                                                     Tootal American, Inc.) (1991-1993).
                                                     Director/Trustee, the National Affiliated
                                                     Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (65)       Trustee            Trustee/Director, Phoenix Funds (1995-present).
Dresing Lierman Weicker                              Trustee, Phoenix-Aberdeen Series Fund and
6931 Arlington Road                                  Phoenix Duff & Phelps Institutional Mutual Funds
Suite 501                                            (1996-present). Chairman, Dresing, Lierman,
Bethesda, MD 20814                                   Weicker (1995-present). Director, UST Inc.
                                                     (1995-present) and HPSC Inc. (1995-present).
                                                     Director, Duty Free International (1997-
                                                     present). Governor of the State of Connecticut
                                                     (1991-1995).

*Messrs. Jeffries, McLoughlin, Oates and Pedersen are "interested persons" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the 1940 Act.

                                        Positions Held                      Principal Occupations
Name, Address and Age                   With the Fund                      During the Past 5 Years
 ------------------------------------------------------------  ----------------------------------------------
Michael E. Haylon (39)          Executive Vice President       Director and Executive Vice
                                                               President-Investments, Phoenix Duff & Phelps
                                                               Corporation (1995-present). Senior Vice
                                                               President, Securities Investments, Phoenix
                                                               Home Life Mutual Insurance Company
                                                               (1993-1995). Director (1994-present),
                                                               President (1996-present), and Executive Vice
                                                               President (1994-1996), National Securities &
                                                               Research Corporation. Executive Vice
                                                               President, Phoenix Funds (1995-present)
                                                               Phoenix- Aberdeen Series Funds (1996-present)
                                                               and Vice President, Phoenix Duff & Phelps
                                                               Institutional Mutual Funds (1996-present).
                                                               Director (1994-present) and President
                                                               (1995-present), Phoenix Investment Counsel,
                                                               Inc. Director, Phoenix Equity Planning
                                                               Corporation (1995-present). Various other
                                                               positions with Phoenix Home Life Mutual
                                                               Insurance Company (1990-1993).

                                       23

David R. Pepin (54)             Executive Vice President       Executive Vice President, Phoenix Funds,
                                                               Phoenix-Aberdeen Series Fund, Phoenix Duff &
                                                               Phelps Institutional Mutual Funds
                                                               (1996-present). Director, Phoenix Investment
                                                               Counsel, Inc., National Securities & Research
                                                               Corporation and Phoenix Equity Planning
                                                               Corporation (1996-present). Executive Vice
                                                               President, Mutual Fund Sales and Operations,
                                                               Phoenix Equity Planning Corporation
                                                               (1996-present). Managing Director,
                                                               Phoenix-Aberdeen International Advisors, LLC
                                                               (1996-present). Executive Vice President
                                                               (1996-present) and Director (1997-present),
                                                               Phoenix Duff & Phelps Corporation. Vice
                                                               President, Phoenix Home Life Mutual Insurance
                                                               Company (1994-1995). Vice President and
                                                               General Manager, Digital Equipment and
                                                               Corporation (1980-1994).

David L. Albrycht (35)          Vice President                 Managing Director, Fixed Income Phoenix
                                                               Investment Counsel, Inc. (1996-present).
                                                               Portfolio Manager, Phoenix Home Life Mutual
                                                               Insurance Company (1990-1995). Vice President,
                                                               Phoenix Multi-Portfolio Fund (1993-present)
                                                               and Phoenix Investment Counsel, Inc. (1995-
                                                               1996). Managing Director, Fixed Income
                                                               National Securities & Research Corporation
                                                               (1996-present). Investment Officer, National
                                                               Securities & Research Corporation (1994-1996).

William E. Keen, III (33)       Vice President                 Assistant Vice President, Phoenix Equity
100 Bright Meadow Blvd.                                        Planning Corporation (1996-present). Vice
P.O. Box 2200                                                  President, Phoenix Funds, Phoenix-Aberdeen
Enfield, CT 06083-2200                                         Series Fund, and Phoenix Duff & Phelps
                                                               Institutional Mutual Funds (1996-present).
                                                               Assistant Vice President USAffinity Funds,
                                                               USAffinity Investments LP, (1994-1995).
                                                               Manager, Fund Administration, SEI Corporation
                                                               (1991-1994).

William R. Moyer (52)           Vice President                 Senior Vice President and Chief Financial
100 Bright Meadow Blvd.                                        Officer, Phoenix Duff & Phelps Corporation
P.O. Box 2200                                                 (1995-present). Vice President, Investment
Enfield, CT 06083-2200                                         Products Finance, Phoenix Home Life Mutual
                                                               Insurance Company (1990-1995). Senior Vice
                                                               President (1990-present), Chief Financial
                                                               Officer (1996-present), Finance (until 1996),
                                                               and Treasurer (1994-1996), Phoenix Equity
                                                               Planning Corporation, and Phoenix Investment
                                                               Counsel, Inc. Vice President, Phoenix Funds
                                                               (1990-present), Phoenix-Aberdeen Series Fund
                                                               and Phoenix Duff & Phelps Institutional Mutual
                                                               Funds (1996-present). Vice President, the
                                                               National Affiliated Investment Companies
                                                               (until 1993). Senior Vice President, Finance,
                                                               Phoenix Securities Group, Inc. (1993-1995).
                                                               Senior Vice President, Finance (1993-
                                                               present), and Treasurer (1994-present),
                                                               National Securities & Research Corporation.
                                                               Senior Vice President (1994-present), Chief
                                                               Financial Officer (1996-present) Finance
                                                               until 1996 and Treasurer (1994-present), W.S.
                                                               Griffith & Co., Inc. and Townsend Financial
                                                               Advisers.

                                      24

Leonard J. Saltiel (43)         Vice President                 Managing Director, Operations and Service
                                                               Phoenix Equity Planning Corporation
                                                               (1996-present). Senior Vice President, Phoenix
                                                               Equity Planning Corporation (1994-1996). Vice
                                                               President, Phoenix Funds (1994-present),
                                                               Phoenix-Aberdeen Series Fund and Phoenix Duff
                                                               & Phelps Institutional Mutual Funds
                                                               (1996-present), and National Securities &
                                                               Research Corporation (1994-present). Vice
                                                               President, Investment Operations, Phoenix Home
                                                               Life Mutual Insurance Company (1994-1995).
                                                               Various positions with Home Life Insurance
                                                               Company and Phoenix Home Life Mutual Insurance
                                                               Company (1987-1994).

Nancy G. Curtiss (44)           Treasurer                      Vice President, Fund Accounting, Phoenix
                                                               Equity Planning Corporation (1996-present).
                                                               Treasurer, Phoenix Funds (1994-present),
                                                               Phoenix-Aberdeen Series Fund and Phoenix Duff
                                                               & Phelps Institutional Mutual Funds
                                                               (1996-present). Second Vice President, Fund
                                                               Accounting, Phoenix Equity Planning
                                                               Corporation (1994-1995). Second Vice President
                                                               and Treasurer, Fund Accounting, Phoenix Home
                                                               Life Mutual Insurance Company (1994-1995).
                                                               Various positions with Phoenix Home Life
                                                               Insurance Company (1987-1994).

G. Jeffrey Bohne (49)           Secretary                      Vice President, Mutual Fund Customer Service,
101 Munson Street                                              Phoenix Equity Planning Corporation
Greenfield, MA 01301                                           (1996-present). Secretary, the Phoenix Funds
                                                               (1993-present), Phoenix-Aberdeen Series Fund
                                                               and Phoenix Duff & Phelps Institutional Mutual
                                                               Funds (1996-present). Vice President and
                                                               General Manager, Phoenix Home Life Mutual
                                                               Insurance Co. (1993-1995). Vice President,
                                                               Transfer Agent Operations, Phoenix Equity
                                                               Planning Corporation (1993-1996). Vice
                                                               President, Home Life of New York Insurance
                                                               Company (1984-1992).




   For services rendered to the Fund for the fiscal year ended October 31, 1996, the Trustees received aggregate remuneration of $16,440. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. Trustees costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and interested Trustees of the Fund are compensated for their services by the Adviser and receive no compensation from the Fund. Any other interested person not compensated by the Adviser receives no fees from the Fund.

   For the Fund's last fiscal year ending October 31, 1996, the Trustees received the following compensation:

                                                                                    Total
                                                                                 Compensation
                                             Pension or                         From Fund and
                            Aggregate   Retirement Benefits     Estimated        Fund Complex
                          Compensation    Accrued as Part    Annual Benefits      (11 Funds)
          Name              From Fund     of Fund Expenses   Upon Retirement   Paid to Trustees
--------------------------------------  ------------------- ----------------  -----------------
C. Duane Blinn               $1,500*                                               $53,750
Robert Chesek                $ 1,410                                               $50,750
E. Virgil Conway             $ 1,680                                               $60,000
Harry Dalzell-Payne          $ 1,410                                               $51,000
Francis E. Jeffries          $     0                                               $     0
Leroy Keith, Jr.             $ 1,410           None               None             $50,750
Philip R. McLoughlin         $     0           for any            for any          $     0
Everett L. Morris            $   990*          Trustee            Trustee          $37,000
James M. Oates               $ 1,620                                               $57,750
Calvin J. Pedersen           $     0                                               $     0
Philip R. Reynolds           $ 1,410                                               $50,750
Herbert Roth, Jr.            $ 1,770*                                              $63,000
Richard E. Segerson          $ 1,620                                               $58,000
Lowell P. Weicker, Jr.       $ 1,620                                               $57,750


*This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan.


   On October 31, 1996, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.



                              OTHER INFORMATION

Independent Accountants


   Price Waterhouse LLP has been selected as independent accountants for the Fund. Price Waterhouse LLP audits the Fund's annual financial statements and expresses an opinion thereon.



Custodian and Transfer Agent

   State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, serves as the Fund's custodian. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, serves as the Fund's transfer agent.

Reports to Shareholders

   The fiscal year of the Fund ends on October 31. The Fund will send a semi-annual report containing unaudited financial statements to the shareholders. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.

Financial Statements


   Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended October 31, 1996 and is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Annual Report is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report must precede or accompany this Statement of Additional Information.

[FRONT COVER]                                                  OCTOBER 31, 1996

                                             PHOENIX
                                             ANNUAL REPORT
Phoenix Multi-Sector
Short Term Bond Fund
Annual Report

[LOGOTYPE] PHOENIX
           DUFF & PHELPS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

-------------------------------------------------------------------------------
PHOENIX MULTI-SECTOR SHORT TERM BOND FUND
-------------------------------------------------------------------------------

MARKET AND PORTFOLIO REVIEW

Fund Description

     Phoenix Multi-Sector Short Term Bond Fund invests in a wide variety of short-term fixed-income securities. These securities may include U.S. Treasury, agency, corporate and yankee bonds, as well as mortgage-backed and asset-backed securities. The Fund emphasizes the most undervalued sectors of the market and de-emphasizes the most overvalued sectors.

Investment Environment

     Shifting market opinion over the direction of the U.S. economy was responsible for much of the volatility in interest rates during this latest twelve-month reporting period. During December and January, the Federal Reserve cut the Fed Funds Rate in an effort to stimulate what was believed to be a sluggish economy. Although it was widely anticipated that the Fed would have to lower rates again, a surprisingly strong February employment report provided conflicting evidence about the economy's condition. As more information became available, it became evident that the economy had grown robustly over the first half of 1996. During this period, interest rates were pushed higher as the financial markets had to consider the threat of future inflation.

     By late summer, the consensus view on Wall Street shifted once again as signs of more moderate economic growth became increasingly more apparent and concerns over inflation declined. These signs of a slower economy allowed interest rates to fall for the remainder of the reporting period. Overall, as measured by the two-year Treasury note, interest rates on short-term bonds ranged from as low as 4.79% to high as 6.43% over the last twelve months. Despite all these market gyrations, the yield on the two-year Treasury note finished the reporting period at 5.73%--only 22 basis points higher than where it started one year ago.

Portfolio Review

     Despite a challenging bond market environment, the Fund posted outstanding results over this latest reporting cycle. For the twelve-month period ended October 31, 1996, the Fund's class A shares provided a total return of 10.91% and class B shares returned 10.36%. As measured by the Merrill Lynch Medium Quality Corporate Short-Term Bond Index, the market returned 6.71% for the same period. All of these returns assume reinvestment of any distributions, but exclude the effect of sales charges.

     The Fund's strong performance over the latest reporting period can be attributed primarily to its holdings in the emerging markets and corporate high-yield sectors as well as its commercial and non-agency residential mortgage-backed exposure. Although often overlooked by many bond investors, our focus on taxable municipal securities also enhanced the Fund's overall results. As of October 31, 1996, the Fund had an average credit quality of "BBB" and its average duration was 2.38 years.

Outlook

     As we move closer to year-end, we are pleased to see that much of the pessimism that has afflicted the bond market during 1996 appears to have subsided. Although concerns over inflation are still present, the latest economic data suggests that we could see a slower economy going forward. If this outlook is correct, it will be a welcome relief for the fixed-income market.

     Looking ahead, we have not made any drastic modifications to the Fund's sector strategy. As a result of an improving real estate market and growing institutional investor demand, we still favor commercial mortgage-backed securities relative to investment-grade corporates. Non-agency residential mortgage-backed securities also look attractive versus agency mortgage-backed securities, as they offer a significant yield advantage. We continue to maintain our exposure to the taxable municipal sector as well as Treasuries. Lastly, despite the extended rally in the emerging markets sector, we are finding attractive valuations in countries like Mexico, Argentina, Peru and Venezuela. As always, we will continue to overweight undervalued sectors of the bond market as our primary means of adding value.

                  Phoenix Multi-Sector Short Term Bond Fund
-------------------------------------------------------------------------------

[GRAPHIC]
[LINE CHART]
               Phoenix          Phoenix        Merrill Lynch
               Multi-Sector     Multi-Sector   Medium Quality
               Short Term       Short Term     Corporate
               --Class B        --Class A      Short-Term
                                               Bond Index*
               -----------    ------------   ------------
  7/6/92       10000             9775             10000
10/31/92       10006.7           9818.76          10281
10/31/93       10809.6          10652.8           11049
10/31/94       10806.1          10695             11263
10/31/95       11855.2          11794             12332
10/31/96       13083.3          13080.8           13159
[/LINE CHART]



Average Annual Total Returns for Periods Ending 10/31/96

                                                     From Inception
                                                        7/6/92 to
                                            1 Year      10/31/96
 ----------------------------------------- --------  ----------------
Class A with 2.25% sales charge              8.40%        6.42%
Class A at net asset value                  10.91%        6.96%
Class B with CDSC                            8.86%        6.42%
Class B at net asset value                  10.36%        6.42%
Merrill Lynch Medium Quality Corporate
  Short-Term Bond Index*                     6.71%        6.53%**

This chart assumes an initial gross investment of $10,000 made on July 6, 1992 (inception of the Fund).

Total returns for Class A shares reflect the maximum sales charge of 2.25% on the initial investment and assume reinvestment of dividends and capital gains. Class B shares reflect the 2% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 1.5% for all shares redeemed during the 2nd year after purchase (scaled down to 1%-3rd year and 0% thereafter). Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Returns indicate past performance, which is not predictive of future performance.

Foreign investing involves special risks, such as currency fluctuation, less public disclosure as well as economic and political risks.

 *The Merrill Lynch Medium Quality Corporate Short-Term Bond Index is an unmanaged but commonly used index that tracks the returns of 336 corporate issues rated between BBB and A by Standard & Poor's, with maturities from 1 to 3 years. The index's performance does not reflect sales charges.

**Index information from 6/30/92 to 10/31/96.

Phoenix Multi-Sector Short Term Bond Fund
-------------------------------------------------------------------------------

                       INVESTMENTS AT OCTOBER 31, 1996

                                     MOODY'S
                                       BOND       PAR
                                      RATING     VALUE
                                   (Unaudited)   (000)        VALUE
                                   -----------   -----        -----
NON-CONVERTIBLE BONDS--62.4%
Airlines--0.8%
 AMR Corp. 7.75%, '97                    Baa      $155     $  157,974
                                                           ----------
Asset-Backed Securities--15.2%

 Airplanes Pass Through Trust 1D
  10.875%, '19                            Ba       250        271,250
 Case Equipment Loan Trust 6.45%,
  '02                                      A       500        497,969
 Countrywide Funding Corp. 93-12,
  B3 6.625%, '24                         Baa       161        158,750
 Eagle 96-1 B 144A 6.55%, '02 (b)        Baa       379        379,694
 First Sierra Equipment TR 96-1,
  A 6.85%, '03 (g)                       Aaa       250        253,311
 Fleetwood Credit Corp. 96-A, B
  6.95%, '11                               A       260        261,631
 Ford Credit Auto Owner Trust
  96-B, 6.55%, '02                         A       250        251,367
 Green Tree Financial Corp. 93-3,
  A3 5.20%, '18                           Aa       400        399,250
 Green Tree Financial Corp. 96-1,
  A2 5.85%, '27 (g)                      Aaa       250        244,648
 Standard Credit Card Master
  Trust 93-1, B 5.50%, '98 (g)             A       265        264,655
                                                           ----------
                                                            2,982,525
                                                           ----------
Banks--1.9%
 Banponce Financial Corp. 5.48%,
  '98                                      A       375        369,932
                                                           ----------

Entertainment, Leisure & Gaming--2.2%
 Caesar's World, Inc.
  8.875%, '02                             Ba       250        260,625
 Time Warner, Inc.
  6.46%, '00 (d)                      BBB-(c)      162        162,405
                                                           ----------
                                                              423,030
                                                           ----------
Healthcare - Diversified--1.3%
 Manor Care, Inc. 9.50%, '02          BBB-(c)      250        264,688
                                                           ----------
Hospital Management Services--2.1%
 Tenet Healthcare Corp. 9.625%,
  '02                                     Ba       375        411,563
                                                           ----------
Metals & Mining--1.3%
 USX Corp. 6.375%, '98                   Baa       250        250,623
                                                           ----------
Natural Gas--1.3%
 Arkla Inc. 9.875%, '97                  Baa       250        254,290
                                                           ----------
Non-Agency Mortgage-Backed Securities--27.3%
 Bear Stearns Mortgage 95-1, 2B3
  144A 7.40%, '10 (b)                     NR       309        274,203
 G.E. Capital Mortgage Service
  94-26, B2 7.03%, '09                    Ba       273        259,956

Non-Agency Mortgage-Backed Securities--continued
 Kidder Peabody Acceptance Corp.
  94-C2, D 7.18%, '05                  BBB(c)     $350     $  345,134
 Merrill Lynch Mortgage, Inc.
  95-C2, C 7.79%, '21                      A       337        345,137
 Nomura Asset Securities Corp.
  94-MD2, A6 6.687%, '03 (d)            AA(c)      195        195,419
 Prudential Home Mortgage 93-L,
  3B2 144A 6.641%, '23 (b)                NR       250        243,281
 Residential Asset Securitization
  Trust
  96-A8, C2 8%, '26                    AAA(c)      500        508,438
 Resolution Trust Corp. 92-C3, B
  9.05%, '23 (g)                        AA(c)      173        177,042
 Resolution Trust Corp. 92-CHF, B
  7.15%, '20                            AA(c)      480        483,162
 Resolution Trust Corp. 93-C1, B
  8.75%, '24                              Aa       500        512,948
 Resolution Trust Corp. 93-C2, B
  7.75%, '25                            AA(c)      250        254,926
 Resolution Trust Corp. 93-C3, A4
  6.55%, '24                             Aaa        53         52,757
 Resolution Trust Corp. 95-1, C2
  7.50%, '28                               A       297        296,145
 Resolution Trust Corp. 95-2, C1
  7.45%, '29                             Baa       419        416,198
 Resolution Trust Corp. 95-2, M1
  7.15%, '29                              Aa       384        385,224
 Resolution Trust Corp.
  95-C1, B 6.90%, '27                     Aa       425        419,156
 Salomon Brothers Mortgage
  Securities VII 93-C1, A1 6.47%,
  '23                                     Aa        96         95,639
 Structured Asset Securities
  Corp. 96-CFL, C 6.525%, '28            A(c)      100         96,906
                                                           ----------
                                                            5,361,671
                                                           ----------
Oil--1.8%
 Tosco Corp. 9%, '97                     Baa       350        353,479
                                                           ----------
Paper & Forest Products--1.1%
 Buckeye Cellulose Corp. 8.50%,
  '05                                     Ba       225        221,063
                                                           ----------
Publishing, Broadcasting, Printing & Cable--3.5%
 Poland Communications, Inc. 144A
  9.875%, '03 (b)                      BB-(c)      450        450,000
 Tele-Communications, Inc.
  7.375%, '00                         BBB-(c)      250        248,778
                                                           ----------
                                                              698,778
                                                           ----------
                      See Notes to Financial Statements

                                                                               3

Phoenix Multi-Sector Short Term Bond Fund
-------------------------------------------------------------------------------
                                     MOODY'S
                                       BOND       PAR
                                      RATING     VALUE
                                   (Unaudited)   (000)        VALUE
                                   -----------   -----        -----

NON-CONVERTIBLE BONDS--(Continued)
Telecommunications Equipment--1.6%
 Panamsat L.P. 9.75%, '00                Ba      $  300    $   317,250
                                                           -----------
Utility-Electric--1.0%
 Coso Funding Corp. 144A 7.99%,
  '97 (b)                               Baa         190        192,483
                                                           -----------
TOTAL NON-CONVERTIBLE BONDS
                                                           $12,259,349
                                                           -----------
FOREIGN NON-CONVERTIBLE BONDS--4.6%
Colombia--1.3%
 Financiera Energ Nacional 9%,
  '99                                 BBB(c)        250        260,313
                                                           ----------
Indonesia--0.7%
 Asia Pulp & Paper Co.
  Yankee 11.75%, '05                     Ba         125        129,843
                                                           -----------
Mexico--1.3%
  Grupo Elektra SA DE CV 12.75%,
  '01                                   B(c)        250        262,188
                                                           -----------
Philippines--1.3%
 JG Summit Philippines 144A 8%,
  '02 (b) (f)                            NR         250        249,688
                                                           -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $892,152)                                    902,032
                                                           -----------
FOREIGN GOVERNMENT SECURITIES--24.8%
Argentina--4.5%
 Republic of Argentina Bearer FRB
  6.625%, '05 (d)                     BB-(c)      1,078        889,350
                                                           -----------
Brazil--3.7%
 Republic of Brazil DCB-L Euro
  6.563%, '12 (d)                         B       1,000        718,125
                                                           -----------
Colombia--2.6%
 Republic of Colombia Euro 9%,
  '97                                   Baa         500        505,380
                                                           -----------
Croatia--1.2%
 Croatia Series B 6.688%,
  '06 (d)                                NR         250        236,250
                                                           -----------
Mexico--2.8%
 United Mexican Discount B Euro
  6.391%, '19 (d) (e)                    Ba         250        205,625
 United Mexican States 144A
  7.688%, '01 (b) (d)                   Baa         350        350,105
                                                           -----------
                                                               555,730
                                                           -----------
Panama--3.0%
 Panama PDI 144A, PIK interest
  capitalization, 6.75%, '16 (b)
  (d)                                    NR      $  800    $   595,000
                                                           -----------
Peru--1.5%
 Peru FLIRB WI 3.25%,
  '49 (d) (f)                            NR         250        138,125
 Peru PDI WI 4%, '49 (d) (f)             NR         250        150,938
                                                           -----------
                                                               289,063
                                                           -----------
Poland--2.4%
 Poland Discount Euro 6.50%, '24
  (d)                                   Baa         500        478,437
                                                           -----------
Venezuela--3.1%
 Banco Central Venezuela NMB B-NP
  6.625%, '05 (d)                        Ba         250        205,156
 Republic of Venezuela DCB Euro
  6.625%, '07 (d)                        Ba         500        410,937
                                                           -----------
                                                               616,093
                                                           -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $4,824,288)                                4,883,428
                                                           -----------
MUNICIPAL BONDS--2.8%
 Chicago O'Hare Taxable Revenue
  6.37%, '00                            Aaa         150        150,407
 University of Miami
  Exchange Revenue A Taxable
  5.95%, '98                            Aaa         395        393,502
                                                           -----------
TOTAL MUNICIPAL BONDS
 (Identified cost $545,000)                                    543,909
                                                           -----------
TOTAL LONG-TERM INVESTMENTS--94.6%
 (Identified cost $18,374,738)                              18,588,718
                                                           -----------
SHORT-TERM OBLIGATIONS--3.0%
Commercial Paper--3.0%
 Corporate Receivables Corp.
  5.70%, 11-1-96                        A-1         585        585,000
                                                           -----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $585,000)                                    585,000
                                                           -----------
TOTAL INVESTMENTS--97.6%
 (Identified cost $18,959,738)                              19,173,718(a)
 Cash and receivables, less liabilities--2.4%                  471,400
                                                           -----------
NET ASSETS--100.0%                                         $19,645,118
                                                           ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $270,066 and gross depreciation of $56,086 for income tax purposes. At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $18,959,738. At October 31, 1996, the Fund had capital loss carryforwards aggregating $36,672 available to offset future gains and expiring in 2003.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities amounted to a value of $2,734,454 or 13.9% of net assets.
(c) As rated by Standard & Poor's, Fitch and/or Duff & Phelp's.
(d) Variable rate; interest rate shown reflects the rate currently in effect.
(e) Recovery Euro Rights incorporated as a unit.
(f) When issued.
(g) Segregated as collateral.


                        See Notes to Financial Statements
4

Phoenix Multi-Sector Short Term Bond Fund
-------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

 Assets
Investment securities at value
  (Identified cost $18,959,738)                        $19,173,718
Receivables
 Interest                                                  239,511
 Investment securities sold                              2,983,917
 Receivable from adviser                                     7,179
 Fund shares sold                                           41,621
Deferred organization expense                               11,897
                                                        ----------
  Total assets                                          22,457,843
                                                        ----------
Liabilities
Payables
 Investment securities purchased                         2,714,245
 Income distribution payable                                20,475
 Fund shares repurchased                                     1,002
 Trustees' fee                                               8,215
 Distribution fee                                            6,548
 Transfer agent fee                                          6,188
 Financial agent fee                                           489
Accrued expenses                                            55,563
                                                        ----------
  Total liabilities                                      2,812,725
                                                        ----------
Net Assets                                             $19,645,118
                                                        ==========
Net Assets Consist of:
Capital paid in on shares of beneficial interest       $19,488,764
Distributions in excess of net investment income           (16,157)
Accumulated net realized loss                              (41,469)
Net unrealized appreciation                                213,980
                                                        ----------
Net Assets                                             $19,645,118
                                                        ==========
Class A
Shares of beneficial interest outstanding,
  $0.01 par value, unlimited authorization
  (Net Assets $13,701,710)                               2,792,165
Net asset value per share                                    $4.91
Offering price per share
  $4.91/(1-2.25%)                                            $5.02
Class B
Shares of beneficial interest outstanding,
  $0.01 par value, unlimited authorization
  (Net Assets $5,943,408)                                1,210,861
Net asset value and offering price per share                 $4.91

                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1996

 Investment Income
Interest                                                     $1,239,101
                                                              ---------
  Total investment income                                     1,239,101
                                                              ---------
Expenses
Investment advisory fee                                          86,482
Distribution fee--Class A                                        27,005
Distribution fee--Class B                                        36,914
Financial agent fee                                               4,717
Transfer agent                                                   54,552
Registration                                                     38,119
Professional                                                     36,823
Printing                                                         25,975
Trustees                                                         17,193
Amortization of deferred organization expense                    16,395
Custodian                                                        14,588
Miscellaneous                                                    10,669
                                                              ---------
  Total expenses                                                369,432
  Less expenses borne by investment adviser                    (187,582)
                                                              ---------
  Net expenses                                                  181,850
                                                              ---------
Net investment income                                         1,057,251
                                                              ---------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                 475,148
Net change in unrealized appreciation (depreciation) on
  investments                                                    68,949
                                                              ---------
Net gain on investments                                         544,097
                                                              ---------
Net increase in net assets resulting from operations         $1,601,348
                                                              =========

                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund
-------------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended        Year Ended
                                                                                    October 31, 1996  October 31, 1995
                                                                                    ----------------- -----------------
From Operations
 Net investment income                                                                $ 1,057,251        $   990,986
 Net realized gain (loss)                                                                 475,148           (340,004)
 Net change in unrealized appreciation (depreciation)                                      68,949            716,254
                                                                                      -----------        -----------
 Increase in net assets resulting from operations                                       1,601,348          1,367,236
                                                                                      -----------        -----------
From Distributions to Shareholders
 Net investment income--Class A                                                          (737,150)          (661,287)
 Net investment income--Class B                                                          (311,273)          (326,755)
                                                                                      -----------        -----------
 Decrease in net assets resulting from distributions to shareholders                   (1,048,423)          (988,042)
                                                                                      -----------        -----------
From Share Transactions
Class A
 Proceeds from sales of shares (1,883,600 and 1,676,012 shares, respectively)           9,085,891          7,796,116
 Net asset value of shares issued from reinvestment of distributions
  (119,182 and 103,434 shares, respectively)                                              573,651            479,080
 Cost of shares repurchased (1,171,859 and 1,851,728 shares, respectively)             (5,645,597)        (8,606,909)
                                                                                      -----------        -----------
Total                                                                                   4,013,945           (331,713)
                                                                                      -----------        -----------
Class B
 Proceeds from sales of shares (439,768 and 259,029 shares, respectively)               2,129,724          1,195,146
 Net asset value of shares issued from reinvestment of distributions
  (42,139 and 47,980 shares, respectively)                                                202,745            221,981
 Cost of shares repurchased (253,126 and 717,637 shares, respectively)                 (1,216,818)        (3,290,924)
                                                                                      -----------        -----------
Total                                                                                   1,115,651         (1,873,797)
                                                                                      -----------        -----------
 Increase (decrease) in net assets from share transactions                              5,129,596         (2,205,510)
                                                                                      -----------        -----------
 Net increase (decrease) in net assets                                                  5,682,521         (1,826,316)
Net Assets
 Beginning of period                                                                   13,962,597         15,788,913
                                                                                      -----------        -----------
 End of period (including distributions in excess of net investment income of
  ($16,157) and ($15,205), respectively)                                              $19,645,118        $13,962,597
                                                                                      ===========        ===========

                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund
-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                                     Class A
                                            -------------------------------------------------------
                                                                                            From
                                                                                         Inception
                                                            Year Ended October 31,       7/6/92 to
                                               1996       1995       1994       1993      10/31/92
                                             ---------  ---------  ---------  --------- ------------
Net asset value, beginning of period          $ 4.74     $4.61     $ 4.91     $ 4.83     $ 4.89
Income from investment operations
 Net investment income                          0.33(2)   0.33(2)    0.29(2)    0.32(2)    0.08(2)
 Net realized and unrealized gain (loss)        0.17      0.13      (0.26)      0.08      (0.06)
                                              ------     -----     ------     ------      ------
  Total from investment operations              0.50      0.46       0.03       0.40       0.02
                                              ------     -----     ------     ------      ------
Less distributions
 Dividends from net investment income          (0.33)    (0.33)     (0.29)     (0.32)     (0.08)
 Dividends from net realized gains              --         --       (0.03)      --          --
 Tax return of capital                          --         --       (0.01)      --          --
                                              ------    ------     ------     ------     ------
  Total distributions                          (0.33)    (0.33)     (0.33)     (0.32)     (0.08)
                                              ------     -----     ------     ------     ------
Change in net asset value                       0.17      0.13      (0.30)      0.08      (0.06)
                                              ------     -----     ------     ------     ------
Net asset value, end of period                $ 4.91     $4.74      $4.61     $ 4.91     $ 4.83
                                              ======     =====     ======     ======     ======
Total return(1)                                10.91%    10.27%      0.40%      8.49%      0.40%(5)

Ratios/supplemental data:
Net assets, end of period (thousands)         $13,702   $9,303     $9,371     $6,829     $6,531
Ratio to average net assets of:
 Operating expenses                              1.00%    1.00%      1.00%     1.00%       1.00%(4)
 Net investment income                           6.88%    7.07%      5.99%     6.39%       5.79%(4)
Portfolio turnover                                232%     344%       121%      128%          6%(4)

                                                                     Class B
                                            -------------------------------------------------------
                                                                                            From
                                                                                         Inception
                                                            Year Ended October 31,       7/6/92 to
                                               1996       1995       1994       1993      10/31/92
                                             ---------  ---------  ---------  --------- ------------
Net asset value, beginning of period          $ 4.74     $ 4.61    $ 4.91      $ 4.83      $ 4.89
Income from investment operations
 Net investment income                          0.31(3)    0.30(3)   0.27(3)     0.30(3)     0.07(3)
 Net realized and unrealized gain (loss)        0.17       0.13     (0.26)       0.08       (0.06)
                                              ------     ------    ------       -----      ------
  Total from investment operations              0.48       0.43      0.01        0.38        0.01
                                              ------     ------    ------       -----      ------
Less distributions
 Dividends from net investment income          (0.31)     (0.30)    (0.27)      (0.30)      (0.07)
 Dividends from net realized gains               --         --      (0.03)        --          --
 Tax return of capital                           --         --      (0.01)        --          --
                                              ------     ------    ------       -----      ------
  Total distributions                          (0.31)     (0.30)    (0.31)      (0.30)      (0.07)
                                              ------     ------    ------       -----      ------
Change in net asset value                       0.17       0.13     (0.30)       0.08       (0.06)
                                              ------     ------    ------       -----      ------
Net asset value, end of period                $ 4.91     $ 4.74    $ 4.61      $ 4.91      $ 4.83
                                              ======     ======    ======       =====      ======
Total return(1)                                10.36%      9.71%    -0.03%       8.02%       0.20%(5)

Ratios/supplemental data:
Net assets, end of period (thousands)         $5,943     $4,659    $6,418      $3,968      $1,357
Ratio to average net assets of:
 Operating expenses                             1.50%      1.50%     1.45%       1.45%       1.45%(4)
 Net investment income                          6.38%      6.59%     5.74%       5.79%       5.30%(4)
Portfolio turnover                               232%       344%      121%        128%          6%(4)

(1)Maximum sales charges are not included in total return calculation.
(2)Includes reimbursement of operating expenses by investment adviser of $0.06, $0.08, $0.08, $0.09 and $0.14, respectively.
(3)Includes reimbursement of operating expenses by investment adviser of $0.06, $0.08, $0.08, $0.09 and $0.21, respectively.
(4)Annualized.
(5)Not annualized.

                        See Notes to Financial Statements

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Multi-Sector Short Term Bond Fund (the "Fund"), formerly the Phoenix Asset Reserve, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to provide high current income relative to short-term alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 2.25%. Class B shares are sold with a contingent deferred sales charge which declines from 2% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

   A. Security valuation:

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   B. Security transactions and related income:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   C. Income taxes:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

   D. Distributions to shareholders:

   Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

   E. Foreign currency translation:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

   F. Organization expense:

   In 1992 the Fund incurred organizational expenses in the amount of $82,967. The Fund has deferred these expenses and is amortizing such expenses on a straight line basis over five years from the date of commencement of operations.

   G. When-Issued and delayed delivery transactions:

   The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect majority-owned subsidiary of Phoenix Home Life Mutual

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996 (Continued)


Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has agreed to assume expenses of the Fund in excess of 1.00% and 1.50% of the average aggregate daily net asset value of Class A and Class B shares, respectively. For the year ended October 31, 1996, the Adviser has reimbursed the Fund $187,582 for such expenses.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $1,877 for Class A shares and deferred sales charges of $15,695 for Class B shares for the year ended October 31, 1996. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 0.75% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended October 31, 1996, $33,962 was earned by the Distributor and $29,957 was earned by unaffiliated participants.

 As Financial Agent of the Fund, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of the Fund for bookkeeping, administration and pricing services. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust as sub-transfer agent. For the year ended October 31, 1996, transfer agent fees were $54,552 of which PEPCO retained $957 which is net of the fees paid to State Street.

   At October 31, 1996, PHL and affiliates held 26,259 Class A shares of the Fund with a value of $128,930.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities, excluding short-term securities, for the year ended October 31, 1996, aggregated $40,166,474 and $34,901,760, including $14,618,806 and $16,101,119, respectively, of U.S. Government and agency securities.

4. CAPITAL LOSS CARRYOVERS

  For the year ended October 31, 1996, the Fund was able to utilize losses deferred in the prior year against current year capital gains in the amount of $464,114.

5. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1996, the Fund decreased undistributed net investment income by $9,780 and decreased accumulated net realized loss by $9,780.













   This report is authorized for use by other than shareholders only when accompanied or preceded by the delivery of a current prospectus showing the sales charge and other material information.

                        REPORT OF INDEPENDENT ACCOUNTANTS



[PRICE WATERHOUSE LLP LOGOTYPE]

To the Trustees and Shareholders of
Phoenix Multi-Sector Short Term Bond Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Multi-Sector Short Term Bond Fund, formerly Phoenix Asset Reserve, (the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Boston, Massachusetts
December 13, 1996

PHOENIX MULTI-SECTOR
SHORT TERM BOND FUND
101 Munson Street
Greenfield, Massachusetts 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
David L. Albrycht, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
National Securities & Research Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Legal Counsel
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005-1208

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

[BACK COVER]

Phoenix Multi-Sector Short Term Bond Fund                       [Bulk Rate Mail
                                                                 U.S. POSTAGE
P.O. Box 2200                                                        PAID
Enfield, CT 06083-2200                                          Springfield, MA
                                                                 Permit No. 444]












[LOGOTYPE] PHOENIX
           DUFF & PHELPS                                         [DALBAR LOGO]



PDP 681 (12/96)

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND


                          PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits

   (a) Financial Statements:
    Included in Part A: Financial Highlights


      Included in Part B: Financial Statements and Notes thereto, and Report of Independent Accountants are included in the Annual Report to Shareholders for the year ended October 31, 1996, incorporated by reference.


   (b) Exhibits:



1.        Declaration of Trust as amended of the Registrant, previously filed and filed herewith via
          EDGAR, and herein incorporated by reference.
1.1       Amendment to Declaration of Trust changing name of Trust, filed with Post-Effective
          Amendment No. 4 on February 27, 1995 and filed herewith via EDGAR and incorporated herein by reference.
1.2       Amendment to Declaration of Trust changing name of Trust, filed via EDGAR with
          Post-effective Amendment No. 5 on February 28, 1996, and incorporated by reference.
2.        By-laws of the Registrant, previously filed and filed herewith via EDGAR, and herein incorporated by reference.
3.        Not applicable.
4.        Reference is made to Article V of the Registrant's Declaration of Trust, as amended, and filed with the Registration Statement referred to in Exhibit 1.1.
5.        Management Agreement between Registrant and National Securities & Research Corporation dated
          May 14, 1993, filed with Post-Effective Amendment No. 2 on December 30, 1993 filed herewith via EDGAR and incorporated herein by reference.
5.1       Amendment to Management Agreement dated January 1, 1994, filed with Post-Effective Amendment
          No. 4 on February 27, 1995 filed herewith via EDGAR and incorporated herein by reference.
6.        (a) Underwriting Agreement for Class A Shares between Registrant and Phoenix Equity Planning
              Corporation ("Equity Planning") dated May 14, 1993, filed with Post-Effective Amendment
              No. 2 on December 30, 1993 filed herewith via EDGAR and incorporated herein by reference.
          (b) Underwriting Agreement for Class B Shares between Registrant and Equity Planning dated
              May 14, 1993, filed with Post-Effective Amendment No. 2 on December 30, 1993 filed herewith via EDGAR and incorporated herein by reference.
7.        None.
8.1       Custodian Contract between Registrant and State Street Bank and Trust Company dated October
          14, 1993, filed with Post-Effective Amendment No. 2 on December 30, 1993 and incorporated herein by reference.
8.2       Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated November 1, 1996, and filed herewith.
9.1       Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning
          Corporation dated June 1, 1994, filed with Post-Effective Amendment No. 4 on February 27,
          1995 filed herewith via EDGAR and incorporated herein by reference.
9.2       Form of Sales Agreement, filed with Post-Effective Amendment No. 2 on December 30, 1993 filed herewith via EDGAR and incorporated herein by reference.
9.3       Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated
          May 25, 1994, filed with Post-Effective Amendment No. 4 on February 27, 1995 filed herewith via EDGAR and incorporated herein by reference.
9.4       Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated
          December 11, 1996, and filed herewith.
10.       Opinion as to legality of the shares, filed with Pre-Effective Amendment No. 3 on July 6,
          1992, filed herewith via EDGAR, and herein incorporated by reference.

                                     C-1

11.       Consent of Independent Accountants, filed herewith and incorporated herein by reference.
12.       Not applicable.
13.       None.
14.       None.
15.       (a) Distribution Plan for Class A Shares dated May 14, 1993, filed with Post-Effective
              Amendment No. 2 on December 30, 1993 filed herewith via EDGAR and incorporated herein by reference.
          (b) Distribution Plan for Class B Shares dated May 14, 1993, filed with Post-Effective
              Amendment No. 2 on December 30, 1993 filed herewith via EDGAR and incorporated herein by reference.
16.       Schedule for computation of yield and effective yield quotations, filed with Post-Effective
          Amendment No. 4 on February 27, 1995 filed herewith via EDGAR and incorporated herein by reference.
17.       Financial Data Schedule filed herewith and reflected on EDGAR as Exhibit 27.
18.1      Rule 18f-3 Dual Distribution Plan effective November 15, 1995, filed via EDGAR with
          Post-Effective Amendment No. 5, and incorporated herein by reference.
18.2      Rule 18f-3 Dual Distribution Plan effective November 1, 1995, filed herewith via EDGAR.
18.3      Rule 18f-3 Dual Distribution Plan effective November 1, 1996, filed herewith via EDGAR.
19.       Powers of attorney, filed herewith via EDGAR.



Item 25. Persons Controlled by or Under Common Control With Registrant

   No person is controlled by, or under common control with, the Registrant.

Item 26. Number of Holders of Securities


   As of December 31, 1996, the number of record holders of each class of securities of the Registrant was as follows:

                                             Number of
Title of Class                            Record Holders
----------------------------------------  ---------------
Shares of Beneficial Interest--Class A          494
Shares of Beneficial Interest--Class B          384



Item 27. Indemnification

   Registrant's indemnification provision is set forth in Pre-Effective Amendment No. 3 filed with the Securities and Exchange Commission on July 6, 1992, and is incorporated herein by reference.

Item 28. Business and Other Connections of Investment Adviser

   See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Trustees and Officers" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment.

   The directors and officers of National Securities & Research Corporation (the "Adviser") and their business and other connections are as follows:



                                      Positions with
Name                                Investment Adviser               Other Vocation or Employment
 ---------------------------------------------------------  -----------------------------------------------
Michael E. Haylon             Director and President       Executive Vice President - Investments, Phoenix
                                                           Duff & Phelps Corporation. Director and
                                                           President, Phoenix Investment Counsel, Inc.
                                                           Director, Phoenix Equity Planning Corporation.
                                                           Executive Vice President, Phoenix Funds and
                                                           Phoenix-Aberdeen Series Fund. Vice President,
                                                           Phoenix Duff & Phelps Institutional Mutual
                                                           Funds. Senior Vice President, Securities
                                                           Investments, Phoenix Home Life Mutual Insurance
                                                           Company.

                                     C-2

Philip R. McLoughlin          Director and Chairman        Director, Vice Chairman and Chief Executive
                                                           Officer, Phoenix Duff & Phelps Corporation.
                                                           Director and Executive Vice President,
                                                           Investments, Phoenix Home Life Mutual Insurance
                                                           Company. Director and Chairman, Phoenix
                                                           Investment Counsel, Inc. Director and
                                                           President, Phoenix Equity Planning Corporation.
                                                           Director/Trustee and President, Phoenix Funds.
                                                           Trustee and President, Phoenix Duff & Phelps
                                                           Institutional Mutual Funds and Phoenix-Aberdeen
                                                           Series Fund. Director and Executive Vice
                                                           President, Phoenix Life and Annuity Company and
                                                           PHL Variable Insurance Company. Director,
                                                           Phoenix Realty Group, Inc., Phoenix Realty
                                                           Advisors, Inc., Phoenix Realty Investors, Inc.,
                                                           Phoenix Realty Securities, Inc., Phoenix
                                                           Founders, Inc., Worldwide Phoenix Offshore,
                                                           Inc. and World Trust Fund. Trustee, Duff &
                                                           Phelps Utilities Tax-Free Income Inc. and Duff
                                                           & Phelps Utility and Corporate Bond Trust Inc.
                                                           Director and Vice President, PM Holdings, Inc.
                                                           Director, W.S. Griffith & Co., Inc., Phoenix
                                                           Charter Oak Trust Company and Worldwide Phoenix
                                                           Offshore, Inc.

David R. Pepin                Director                     Executive Vice President and Director, Phoenix
                                                           Duff & Phelps Corporation. Director, Phoenix
                                                           Investment Counsel, Inc. Managing Director,
                                                           Phoenix-Aberdeen International Advisors, LLC.
                                                           Director and Executive Vice President, Mutual
                                                           Fund Sales and Operations, Phoenix Equity
                                                           Planning Corporation. Executive Vice President,
                                                           Phoenix Funds, Phoenix Duff & Phelps
                                                           Institutional Mutual Funds and Phoenix-Aberdeen
                                                           Series Fund. Vice President, Phoenix Home Life
                                                           Mutual Insurance Company.

William J. Newman             Executive Vice               Executive Vice President and Chief Investment
                              President and Chief          Strategist, Phoenix Investment Counsel, Inc.,
                              Investment Strategist        Senior Vice President, The Phoenix Edge Series
                                                           Fund, Phoenix Income and Growth Fund, Phoenix
                                                           Multi-Portfolio Fund, Phoenix Series Fund,
                                                           Phoenix Strategic Allocation Fund, Inc.,
                                                           Phoenix Strategic Equity Series Fund, Phoenix
                                                           Worldwide Opportunities Fund, Phoenix-Aberdeen
                                                           Series Fund, Phoenix Duff & Phelps
                                                           Institutional Mutual Funds. Vice President,
                                                           Common Stock and Chief Investment Strategist,
                                                           Phoenix Home Life Mutual Insurance Company.

William R. Moyer              Senior Vice President,       Senior Vice President and Chief Financial
                              Chief Financial Officer      Officer, Phoenix Duff & Phelps Corporation.
                              and Treasurer                Senior Vice President, Chief Financial Officer
                                                           and Treasurer, Phoenix Investment Counsel, Inc.
                                                           Senior Vice President and Chief Financial
                                                           Officer, Phoenix Equity Planning Corporation.
                                                           Vice President, Phoenix Funds, Phoenix Duff &
                                                           Phelps Institutional Mutual Funds, and Phoenix-
                                                           Aberdeen Series Fund. Senior Vice President,
                                                           Chief Financial Officer and Treasurer, W.S.
                                                           Griffith and Co., Inc. Vice President,
                                                           Investment Products Finance, Phoenix Home Life
                                                           Mutual Insurance Company.

                                     C-3

Rosemary T. Strekel           Senior Vice President and    Senior Vice President and Managing Director,
                              Managing Director, Private   Private Placements, Phoenix Investment Counsel,
                              Placements                   Inc. Vice President, Phoenix Home Life Mutual
                                                           Insurance Company.

Eugene A. Charon              Vice President and           Vice President and Controller, Phoenix
                              Controller                   Investment Counsel, Inc. and Phoenix Equity
                                                           Planning Corporation.

Thomas N. Steenburg           Vice President, Counsel      Vice President, Counsel and Secretary, Phoenix
                              and Secretary                Duff & Phelps Corporation, Phoenix Investment
                                                           Counsel, Inc. and Phoenix Equity Planning
                                                           Corporation.

David L. Albrycht             Managing Director, Fixed     Managing Director, Fixed Income, Phoenix
                              Income                       Investment Counsel, Inc. Vice President,
                                                           Phoenix Multi-Portfolio Fund, Phoenix
                                                           Multi-Sector Fixed Income Fund and Phoenix
                                                           Multi-Sector Short Term Bond Fund. Portfolio
                                                           Manager, Phoenix Home Life Mutual Insurance
                                                           Company.

Michael K. Arends             Managing Director,           Managing Director, Phoenix Investment Counsel,
                              Equities                     Inc. Vice President, Phoenix Series Fund and
                                                           Phoenix Strategic Equity Series Fund. Portfolio
                                                           Manager, Phoenix Home Life Mutual Insurance
                                                           Company.

Curtiss O. Barrows            Managing Director, Fixed     Managing Director, Phoenix Investment Counsel,
                              Income                       Inc. Vice President, Phoenix Series Fund,
                                                           Phoenix Multi-Portfolio Fund, The Phoenix Edge
                                                           Series Fund. Portfolio Manager, Public Bonds,
                                                           Phoenix Home Life Mutual Insurance Company.

Sandra L. Becker              Managing Director,           Managing Director, Private Placements, Phoenix
                              Private Placements           Investment Counsel, Inc. Managing Director,
                                                           Venture Capital and Private Placements, Phoenix
                                                           Home Life Mutual Insurance Company.

David Byerly                  Managing Director, Fixed     Managing Director, Fixed Income, Phoenix
                              Income                       Investment Counsel, Inc.

Mary E. Canning               Managing Director and        Managing Director and Investment Strategist,
                              Investment Strategist,       Equities, Phoenix Investment Counsel, Inc. Vice
                              Equities                     President, Phoenix Series Fund, The Phoenix
                                                           Edge Series Fund and Phoenix Strategic
                                                           Allocation Fund, Inc. Associate Portfolio
                                                           Manager, Common Stock, Phoenix Home Life Mutual
                                                           Insurance Company.

Paul M. Chute                 Managing Director,           Managing Director, Private Placements, Phoenix
                              Private Placements           Investment Counsel, Inc. Managing Director,
                                                           Investment Department, Phoenix Home Life Mutual
                                                           Insurance Company.

Nelson Correa                 Managing Director,           Managing Director, Private Placements, Phoenix
                              Private Placements           Investment Counsel, Inc. Managing Director,
                                                           Private Placements, Phoenix Home Life Mutual
                                                           Insurance Company.

Jeanne H. Dorey               Managing Director,           Managing Director, Equities, Phoenix Investment
                              Equities                     Counsel, Inc. Vice President, The Phoenix Edge
                                                           Series Fund, Phoenix Multi-Portfolio Fund and
                                                           Phoenix Worldwide Opportunities Fund. Portfolio
                                                           Manager, International, Phoenix Home Life
                                                           Mutual Insurance Company.

                                     C-4

Van Harissis                  Managing Director, Equities  Managing Director, Equities, Phoenix Investment
                                                           Counsel, Inc. Vice President, Phoenix Series
                                                           Fund and The Phoenix Edge Series Fund. Senior
                                                           Portfolio Manager, Howe & Rusling, Inc.

Richard C. Harland            Managing Director, Equities  Managing Director, Equities, Phoenix Investment
                                                           Counsel, Inc. Portfolio Manager, Phoenix Home
                                                           Life Mutual Insurance Company. Senior
                                                           Institutional Portfolio Manager, Managing
                                                           Director, J & W Seligman & Co.

Christopher J. Kelleher       Managing Director, Fixed     Managing Director, Fixed Income, Phoenix
                              Income                       Investment Counsel, Inc. Vice President,
                                                           Phoenix Series Fund, The Phoenix Edge Series
                                                           Fund, Phoenix Duff & Phelps Institutional
                                                           Mutual Funds. Portfolio Manager, Public Bonds,
                                                           Phoenix Home Life Mutual Insurance Company.

Thomas S. Melvin, Jr.         Managing Director, Equities  Managing Director, Equities, Phoenix Investment
                                                           Counsel, Inc. Vice President, Phoenix
                                                           Multi-Portfolio Fund and Phoenix Duff & Phelps
                                                           Institutional Mutual Funds. Portfolio Manager,
                                                           Common Stock, Phoenix Home Life Mutual
                                                           Insurance Company.

C. Edwin Riley, Jr.           Managing Director, Equities  Managing Director, Equities, Phoenix Investment
                                                           Counsel, Inc. Vice President, Phoenix Series
                                                           Fund, The Phoenix Edge Series Fund, Phoenix
                                                           Strategic Allocation Fund, Inc. Director of
                                                           Equity Management, NationsBanc.

Amy L. Robinson               Managing Director, Equity    Managing Director, Equity Trading, Phoenix
                              Trading                      Investment Counsel, Inc. Vice President, The
                                                           Phoenix Edge Series Fund and Phoenix Series
                                                           Fund. Managing Director, Securities
                                                           Administration, Phoenix Home Life Mutual
                                                           Insurance Company.

James D. Wehr                 Managing Director, Fixed     Managing Director, Fixed Income, Phoenix
                              Income                       Investment Counsel, Inc. Vice President, The
                                                           Phoenix Edge Series Fund, Phoenix Series Fund,
                                                           Phoenix Multi-Portfolio Fund, Phoenix
                                                           California Tax-Exempt Bonds, Inc. and Phoenix
                                                           Duff & Phelps Institutional Mutual Funds.
                                                           Managing Director, Public Fixed Income, Phoenix
                                                           Home Life Mutual Insurance Company.

Matthew Considine             Director, Equity Research    Director, Equity Research, Phoenix Investment
                                                           Counsel, Inc. Vice President, Phoenix
                                                           Multi-Portfolio Fund.

Timothy M. Heaney             Director, Fixed Income       Director, Fixed Income Research, Phoenix
                              Research                     Investment Counsel, Inc. Vice President,
                                                           Phoenix Multi-Portfolio Fund and Phoenix
                                                           California Tax Exempt Bonds, Inc.

Peter S. Lannigan             Director, Fixed Income       Director, Fixed Income Research, Phoenix
                              Research                     Investment Counsel, Inc. Vice President,
                                                           Phoenix Multi-Portfolio Fund.

Dorothy J. Skaret             Director, Money Market       Director, Money Market Trading, Phoenix
                              Trading                      Investment Counsel, Inc. Vice President,
                                                           Phoenix Series Fund, The Phoenix Edge Series
                                                           Fund, Phoenix Duff & Phelps Institutional
                                                           Mutual Funds, Phoenix-Aberdeen Series Fund,
                                                           Phoenix Realty Securities, Inc. Director,
                                                           Public Fixed Income, Phoenix Home Life Mutual
                                                           Insurance Company.

                                     C-5

George I. Askew               Portfolio Manager, Equities  Portfolio Manager, Equities, Phoenix Investment
                                                           Counsel, Inc.

John M. Hamlin                Portfolio Manager, Equities  Portfolio Manager, Equities, Phoenix Investment
                                                           Counsel, Inc. Vice President, Phoenix Income
                                                           and Growth Fund and Phoenix Series Fund.
                                                           Portfolio Manager, Common Stock, Phoenix Home
                                                           Life Mutual Insurance Company.

David Lui                     Portfolio Manager, Equities  Portfolio Manager, Equities, Phoenix Investment
                                                           Counsel, Inc. Vice President, Phoenix Worldwide
                                                           Opportunities Fund, Phoenix Multi-Portfolio
                                                           Fund, The Phoenix Edge Series Fund. Associate
                                                           Portfolio Manager, International Portfolios,
                                                           Phoenix Home Life Mutual Insurance Company.
                                                           Vice President, Asian Equities, Alliance
                                                           Capital Management.




   The respective principal addresses of the companies or other entities named above are as follows:



Alliance Capital Management                                  1345 Avenue of the Americas
                                                             New York, NY 10105

Duff & Phelps Utilities Tax-Free Income Inc.                 55 East Monroe Street
                                                             Chicago, IL 60603

Duff & Phelps Utility and Corporate Bond Trust Inc.          55 East Monroe Street
                                                             Chicago, IL 60603

Howe & Rusling, Inc.                                         120 East Avenue
                                                             Rochester, NY 14604

J & W Seligman & Co.                                         100 Park Avenue
                                                             New York, NY 10017

NationsBanc                                                  One NationsBanc Plaza
                                                             Charlotte, NC 28255

Phoenix-Aberdeen International Advisors, LLC                 One American Row
                                                             Hartford, CT 06115-0480

Phoenix-Aberdeen Series Fund                                 101 Munson Street
                                                             Greenfield, MA 01301

Phoenix Charter Oak Trust Company                            One American Row
                                                             Hartford, CT 06115-0480

Phoenix Duff & Phelps Corporation                            56 Prospect Street
                                                             P.O. Box 150480
                                                             Hartford, CT 06115-0480

Phoenix Duff & Phelps Institutional Mutual Funds             101 Munson Street
                                                             Greenfield, MA 01301

Phoenix Equity Planning Corporation                          100 Bright Meadow Boulevard
                                                             P.O. Box 2200
                                                             Enfield, CT 06083-2200

Phoenix Founders, Inc.                                       38 Prospect Street
                                                             Hartford, CT 06115-0479

Phoenix Home Life Mutual Insurance Company                   One American Row
                                                             Hartford, CT 06102-5056

                                     C-6

Phoenix Investment Counsel, Inc.                             56 Prospect Street
                                                             Hartford, CT 06115-0480

Phoenix Life and Annuity Company                             One American Row
                                                             Hartford, CT 06115-0480

Phoenix Realty Advisors, Inc.                                38 Prospect Street
                                                             Hartford, CT 06115-0479

Phoenix Realty Group, Inc.                                   38 Prospect Street
                                                             Hartford, CT 06115-0479

Phoenix Realty Investors, Inc.                               38 Prospect Street
                                                             Hartford, CT 06115-0479

Phoenix Realty Securities, Inc.                              38 Prospect Street
                                                             Hartford, CT 06115-0479

PHL Variable Insurance Company                               One American Row
                                                             Hartford, CT 06115-0480

PM Holdings, Inc.                                            One American Row
                                                             Hartford, CT 06102-5056

The Phoenix Funds                                            101 Munson Street
                                                             Greenfield, MA 01301

W.S. Griffith & Co., Inc.                                    One American Row
                                                             Hartford, CT 06102-5056

World Trust Fund                                             KREDIETRUST
                                                             Societe Anonyme
                                                             11, rue Aldringen
                                                             L-2690 Luxembourg
                                                             R.C. Luxembourg B 10.750

Worldwide Phoenix Offshore, Inc.                             One American Row
                                                             Hartford, CT 06102-5056



Item 29. Principal Underwriter

   (a) See "The Underwriter" and "How to Buy Shares" in the Prospectus and "The National Distributor" and "Distribution Plans of," in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement.

   (b)



 Name and                               Position and Offices                Position and Offices
Principal Address                         with Underwriter                    with Registrant
 ----------------------------- --------------------------------------  ------------------------------
Michael E. Haylon             Director                                Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin          Director and President                  Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

David R. Pepin                Executive Vice President,               Executive Vice President
56 Prospect Street            Mutual Fund Sales and Operations
P.O. Box 150480
Hartford, CT 06115-0480

                                     C-7

Leonard J. Saltiel            Managing Director,                      Vice President
100 Bright Meadow Blvd.       Operations and Service
P.O. Box 2200
Enfield, CT 06083-2200

Paul A. Atkins                Senior Vice President and               None
56 Prospect Street            Sales Manager
P.O. Box 150480
Hartford, CT 06115-0480

Maris L. Lambergs             Senior Vice President,                  None
100 Bright Meadow Blvd.       Insurance and Independent Division
P.O. Box 2200
Enfield, CT 06083-2200

William R. Moyer              Senior Vice President and               Vice President
100 Bright Meadow Blvd.       Chief Financial Officer
P.O. Box 2200
Enfield, CT 06083-2200

John F. Sharry                Managing Director,                      None
100 Bright Meadow Blvd.       Mutual Fund Distribution
P.O. Box 2200
Enfield, CT 06083-2200

G. Jeffrey Bohne              Vice President,                         Secretary
101 Munson Street             Mutual Fund
Greenfield, MA 01301          Customer Service

Eugene A. Charon              Vice President and                      None
100 Bright Meadow Blvd.       Controller
P.O. Box 2200
Enfield, CT 06083-2200

Nancy G. Curtiss              Vice President and Treasurer,           Treasurer
56 Prospect Street            Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen III           Assistant Vice President,               Vice President
100 Bright Meadow Blvd.       Mutual Fund Regulation
P.O. Box 2200
Enfield, CT 06083-2200

Elizabeth Sadowinski          Vice President, Administration          None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg           Vice President, Counsel and Secretary   Assistant Secretary
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480




   (c) Equity Planning received the following commissions or other compensation from the Registrant during the fiscal year ending October 31, 1996:

                         Net Underwriting     Compensation on
  Name of Principal        Discounts and       Redemption and       Brokerage        Other
     Underwriter            Commissions          Repurchase        Commissions    Compensation
  -----------------      ----------------     ---------------      -----------    ------------

Equity Planning            $3,875              $15,695              $0            $4,717

Item 30. Location of Accounts and Records

   The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Fund, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900; at the Registrant's investment adviser, National Securities & Research Corporation, 56 Prospect Street, Hartford, CT 06115; at the offices of the Fund's Custodian,
State Street Bank and Trust Company, P.O. Box

8301, Boston, Massachusetts 02266-8301 and at the offices of the Transfer Agent, Financial Agent and Principal Underwriter, Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900.

Item 31. Management Services

   Not applicable.

Item 32. Undertakings

   (a) Not applicable.

   (b) Not applicable.

   (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, and State of Connecticut on the 25th day of February, 1997.


                         PHOENIX MULTI-SECTOR SHORT TERM BOND FUND

ATTEST: /s/ Thomas N. Steenburg         By: /s/ Philip R. McLoughlin
        ------------------------            ------------------------
            Thomas N. Steenburg                 Philip R. McLoughlin
            Assistant Secretary                 President



   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities on the date indicated, on the 25th day of February, 1997.


             Signature                               Title
 ---------------------------------  -----------------------------------------

--------------------------------- Trustee
  C. Duane Blinn*

--------------------------------- Trustee
  Robert Chesek*

--------------------------------- Trustee
  E. Virgil Conway*

--------------------------------- Treasurer (Principal Financial and
  Nancy G. Curtiss*                Accounting Officer)

--------------------------------- Trustee
  Harry Dalzell-Payne*

--------------------------------- Trustee
  Francis E. Jeffries*

--------------------------------- Trustee
  Leroy Keith, Jr.*

--------------------------------- President and Trustee (Principal
 /s/ Philip R. McLoughlin          Executive Officer)

--------------------------------- Trustee
  Philip R. McLoughlin

--------------------------------- Trustee
  Everett L. Morris*

--------------------------------- Trustee
  James M. Oates*

--------------------------------- Trustee
  Calvin J. Pedersen*

--------------------------------- Trustee
  Philip R. Reynolds*

--------------------------------- Trustee
  Herbert Roth, Jr.*

--------------------------------- Trustee
  Richard E. Segerson*
 --------------------------------- Trustee
                                     S-1

 ---------------------------------
       Lowell P. Weicker, Jr.*     Trustee
By /s/ Philip R. McLoughlin
   -------------------------------

       Philip R. McLoughlin


   *Philip R. McLoughlin Attorney-in-fact pursuant to powers of attorney filed herewith.

                                     S-2